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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS-15G

ASSET-BACKED SECURITIZER

REPORT PURSUANT TO SECTION 15G OF

THE SECURITIES EXCHANGE ACT OF 1934

VCC MORTGAGE SECURITIES, LLC

Check the appropriate box to indicate the filing obligation which this form is intended to satisfy:

☐	Rule 15Ga-1 under the Exchange Act (17 CFR 240.15Ga-1) for the reporting period to

Date of Report (Date of earliest event reported)

Commission File Number of securitizer:

Central Index Key Number of securitizer:

Name and telephone number, including area code, of the person to contact in connection with this filing

Indicate by check mark whether the securitizer has no activity to report for the initial period pursuant to Rule 15Ga-1(c)(l)  ☐

Indicate by check mark whether the securitizer has no activity to report for the quarterly period pursuant to Rule 15Ga-1(c)(2)(i)  ☐

Indicate by check mark whether the securitizer has no activity to report for the annual period pursuant to Rule 15Ga-1(c)(2)(ii)  ☐

☒	Rule 15Ga-2 under the Exchange Act (17 CPR 240.15Ga-2)

Central Index Key Number of depositor: 0001542220

Velocity Commercial Capital Loan Trust 2015-1

(Exact name of issuing entity as specified in its charter)

Central Index Key Number of issuing entity (if applicable):

Central Index Key Number of underwriter (if applicable):

Jeff Taylor, (818) 532-3707

Name and telephone number, including area code, of the person to contact in connection with this filing

PART I: REPRESENTATION AND WARRANTY INFORMATION

Item 1.01 Initial Filing of Rule l5Ga-1 Representations and Warranties Disclosure

Not Applicable

Item 1.02 Periodic Filing of Rule l5Ga-1 Representations and Warranties Disclosure

Not Applicable

Item 1.03 Notice of Termination of Duty to File Reports under Rule l5Ga-1

Not Applicable

PART II – FINDINGS AND CONCLUSIONS OF THIRD-PARTY DUE DILIGENCE REPORTS

Item 2.01 Findings and Conclusions of a Third Party Due Diligence Report Obtained by the Issuer

The disclosures required by Rule 15Ga-2 (17 CFR 240.15Ga-2) are attached as Exhibits to this Form ABS-15G. Please see Exhibit 99.1 for the related information.

Item 2.02 Findings and Conclusions of a Third-Party Due Diligence Report Obtained by the Underwriter

Please see Exhibit 99.1 for the related information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the reporting entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCC MORTGAGE SECURITIES, LLC

Date: June 22, 2015	/s/ Jeff Taylor
	Name:	Jeff Taylor
	Title:	Executive Vice President

Situs Real LLC
6 Concourse Parkway, Suite 1500
Atlanta, GA 30328
Phone: 404.920.7100
Fax: 404.920.7145
www.situs.com

June 19, 2015

Mr. Harold Ahlin

Nomura Holdings LLC

309 West 49th Street

New York, NY 10019

Dear Mr. Ahlin:

This letter will summarize the diligence completed by Situs Real LLC (“Situs”) on behalf of Nomura Holdings LLC (the “Client”) with respect to two groups of loans held by Velocity Commercial Capital (the “Lender”).

On 3/9/2015 Situs completed a review of 44 appraisals that pertained to 44 respective properties of various commercial types located throughout the United States (“Appraisal Review One”).

On 6/3/2015 Situs completed a review of 32 appraisals that pertained to 32 respective properties of various commercial types located throughout the United States (“Appraisal Review Two”, and, together with Appraisal Review One, the “Appraisal Reviews”).

The extent of the Situs review was to develop a Situs concluded value for each respective Appraisal Review asset and to compare that value with the appraised value of each corresponding asset. Situs reviewed in general the data pertaining to each Appraisal Review asset that was provided within each respective appraisal and compared said data to the data provided by the Client within the Excel spreadsheet asset list (the “Data Tape”) to ensure that said data provided within each respective appraisal appeared to be correct.

Situs used (i) independent market valuation information pertaining to market activity, comparable sales, comparable capitalization rates, market vacancy rates, market expense ratios and (ii) asset-specific current operating statements and/or rent rolls (as available) for the various commercial property types and locations of the assets reviewed to determine an independent conclusion of value for each Appraisal Review asset. Situs then compared its concluded value to that of the corresponding respective appraisal.

In most cases, there was not a substantial negative difference between the Situs concluded value and the appraised value for a corresponding asset. In those cases where there was such a negative difference, it appeared that the loan amount provided resulted in a loan to value at or less than 75%.

Please do not hesitate to contact me if you have further questions.

Sincerely,

David L. Risdon
Director

Investor Loan Number	Upb	Servicer	Status	Amort Type	Rate	Pandi	Paid To	Next Due	Delq String	Prop City	Prop St	Prop Type	Units
1506750908	700,000.00	Seneca	CURRENT	Adjustable Rate	0.0899	5,627.32	1/1/2015	2/1/2015	0	Westfield	MA	Warehouse	4
1506750893	314,798.72	Seneca	CURRENT	Adjustable Rate	0.0824	2,364.28	2/1/2015	3/1/2015	0	Brooklyn	NY	Multifamily	5
1506750874	118,396.99	Seneca	CURRENT	Adjustable Rate	0.085	922.70	2/1/2015	3/1/2015	000	East Point	GA	Multifamily	7
1506750696	266,000.00	Seneca	CURRENT	Adjustable Rate	0.0875	2,092.62	1/1/2015	2/1/2015	0	Philadelphia	PA	Multifamily	5
1506750671	99,932.76	Seneca	CURRENT	Adjustable Rate	0.0799	733.07	2/1/2015	3/1/2015	0	Philadelphia	PA	Mixed Use	2
1506750641	147,000.00	Seneca	CURRENT	Adjustable Rate	0.0825	1,104.36	2/1/2015	3/1/2015	0	Warwick	RI	Mixed Use	1
1506750638	224,604.01	Seneca	CURRENT	Adjustable Rate	0.0925	1,851.02	1/1/2015	2/1/2015	0	New Haven	CT	Multifamily	5
1506750586	296,109.93	Seneca	CURRENT	Adjustable Rate	0.0825	2,230.32	2/1/2015	3/1/2015	000	Rockaway Park	NY	Mixed Use	2
1506750962	246,631.86	Seneca	CURRENT	Adjustable Rate	0.0949	2,075.11	1/1/2015	2/1/2015	000	Bernalillo	NM	Retail	4
1506750553	257,503.04	Seneca	CURRENT	Adjustable Rate	0.0825	1,938.27	1/1/2015	2/1/2015	000	South Ozone Park	NY	Mixed Use	3
1506750551	352,545.20	Seneca	CURRENT	Adjustable Rate	0.0949	2,967.74	1/1/2015	2/1/2015	0000	New York	NY	Comm. Condo	1
1506750549	113,768.99	Seneca	CURRENT	Adjustable Rate	0.1049	1,041.95	2/1/2015	3/1/2015	0000	Orlando	FL	Office	4
1506750540	1,427,096.40	Seneca	CURRENT	Adjustable Rate	0.0799	10,482.87	2/1/2015	3/1/2015	00	Atlanta	GA	Office	43
1506750963	236,989.31	Seneca	CURRENT	Adjustable Rate	0.0899	1,907.26	2/1/2015	3/1/2015	0	North Versailles	PA	Warehouse	3
1506750964	568,481.09	Seneca	CURRENT	Adjustable Rate	0.0799	4,207.81	1/1/2015	2/1/2015	000000000211	Norwich	CT	Mixed Use	12
1506750472	161,528.36	Seneca	CURRENT	Adjustable Rate	0.0999	1,416.96	1/1/2015	2/1/2015	0	Homestead	FL	Office	1
1506750470	525,000.00	Seneca	CURRENT	Adjustable Rate	0.07995	3,850.43	2/1/2015	3/1/2015	0	Vancouver	WA	Multifamily	10
1506750468	133,000.00	Seneca	CURRENT	Adjustable Rate	0.0799	974.98	1/1/2015	2/1/2015	0	Hartford	CT	Mixed Use	3
1506750457	254,529.30	Seneca	CURRENT	Adjustable Rate	0.0849	1,958.92	1/1/2015	2/1/2015	000	Philadelphia	PA	Mixed Use	3
1506750270	633,500.00	Seneca	CURRENT	Adjustable Rate	0.0849	4,866.58	2/1/2015	3/1/2015	0	Houston	TX	Multifamily	28
1506750213	350,738.99	Seneca	CURRENT	Adjustable Rate	0.0749	2,451.84	2/1/2015	3/1/2015	0	Sacramento	CA	Multifamily	8
1506750206	438,455.01	Seneca	CURRENT	Adjustable Rate	0.0799	3,216.33	1/1/2015	2/1/2015	0	Oxnard	CA	Retail	3
1506750198	105,000.00	Seneca	CURRENT	Adjustable Rate	0.0899	844.10	1/1/2015	2/1/2015	0	Modesto	CA	Office	1
1506750188	599,553.82	Seneca	CURRENT	Adjustable Rate	0.0749	4,191.18	1/1/2015	2/1/2015	0	Jonesboro	GA	Office	2
1506750949	236,960.92	Seneca	CURRENT	Adjustable Rate	0.0849	1,822.57	2/1/2015	3/1/2015	0	Lynwood	CA	Mixed Use	3
1506750180	149,751.85	Seneca	CURRENT	Adjustable Rate	0.0899	1,205.85	2/1/2015	3/1/2015	00	Trenton	NJ	Multifamily	6
1506750178	177,689.87	Seneca	CURRENT	Adjustable Rate	0.0874	1,399.06	2/1/2015	3/1/2015	00	Rocklin	CA	Office	1
1506750120	323,405.78	Seneca	CURRENT	Adjustable Rate	0.0849	2,488.98	2/1/2015	3/1/2015	00	Hialeah	FL	Warehouse	2
1506750113	210,000.00	Seneca	CURRENT	Adjustable Rate	0.0699	1,395.73	2/1/2015	3/1/2015	0	Los Angeles	CA	Mixed Use	2
1506750965	668,563.42	Seneca	CURRENT	Adjustable Rate	0.0949	5,628.00	1/1/2015	2/1/2015	0000	Pomona	CA	Office	1
1506750103	178,508.84	Seneca	CURRENT	Adjustable Rate	0.0799	1,310.36	1/1/2015	2/1/2015	00	Charleston	SC	Warehouse	1
1506750080	644,750.44	Seneca	CURRENT	Adjustable Rate	0.0775	4,656.68	1/1/2015	2/1/2015	0000	San Jose	CA	Multifamily	8
1506750954	178,651.71	Seneca	CURRENT	Adjustable Rate	0.0899	1,436.98	1/1/2015	2/1/2015	0	Lindenwold	NJ	Retail	1
1506750051	345,558.78	Seneca	CURRENT	Adjustable Rate	0.0799	2,540.08	1/1/2015	2/1/2015	0000	Hartford	CT	Mixed Use	14
1506750050	217,407.83	Seneca	CURRENT	Adjustable Rate	0.0799	1,598.09	1/1/2015	2/1/2015	0000	Los Angeles	CA	Mixed Use	3
1506750047	1,096,098.81	Seneca	CURRENT	Adjustable Rate	0.0699	7,304.30	1/1/2015	2/1/2015	000	Debary	FL	Retail	14
1506750020	536,250.00	Seneca	CURRENT	Adjustable Rate	0.0849	4,119.50	1/1/2015	2/1/2015	0	Greensboro	NC	Retail	3
1506750019	420,909.33	Seneca	CURRENT	Adjustable Rate	0.0749	2,951.29	1/1/2015	2/1/2015	00100	Albany	NY	Office	10
1506750018	324,643.15	Seneca	CURRENT	Adjustable Rate	0.0925	2,677.81	2/1/2015	3/1/2015	0000	Elyria	OH	Retail	5
1506750913	555,000.00	Seneca	CURRENT	Adjustable Rate	0.0799	4,068.53	3/1/2015	4/1/2015		Desert Hot Springs	CA	Multifamily	16
1506750222	228,250.00	Seneca	CURRENT	Adjustable Rate	0.0849	1,753.43	3/1/2015	4/1/2015		Springfield	NJ	Office	1
1506750966	328,613.76	Seneca	FC	Adjustable Rate	0.0899	2,664.94	8/1/2014	9/1/2014	543111000001000000	Waukesha	WI	Retail	1
1506750967	1,832,411.60	Seneca	FC	Adjustable Rate	0.08499	14,223.59	9/1/2014	10/1/2014	5552221052144211100	Dallas	TX	Office	20
1506750968	287,906.01	Seneca	60 DPD	Adjustable Rate	0.0925	2,385.76	11/1/2014	12/1/2014	21102110001000	Denver	CO	Office	12

Investor Loan Number	Loan Purpose	Lien	Initial Loan Amount	Fully Drawn Loan Amount	Appraised Value Orig	Appraisal Eff Dt Orig	Appraised Original LTV	RE Value Orig	RE Value Orig LTV	Stabilized Appraised Value	Stabilized Appraised Value Date	Stabilized Appraised LTV	Stabilized VCC Value
1506750908	Cash-Out Refi	1	700,000.00	700,000.00	1,240,000.00	11/12/2014	56.45	1,110,000.00	63.06	NA	NA	NA	NA
1506750893	Purchase	1	315,000.00	315,000.00	525,000.00	11/22/2014	60	450,000.00	70	NA	NA	NA	NA
1506750874	Rate-Term Refi	1	120,000.00	120,000.00	240,000.00	8/18/2014	50	240,000.00	50	NA	NA	NA	NA
1506750696	Cash-Out Refi	1	266,000.00	266,000.00	380,000.00	11/25/2014	70	380,000.00	70	NA	NA	NA	NA
1506750671	Cash-Out Refi	1	100,000.00	100,000.00	135,000.00	11/14/2014	74.07	135,000.00	74.07	NA	NA	NA	NA
1506750641	Purchase	1	147,000.00	147,000.00	210,000.00	11/24/2014	70	210,000.00	70	NA	NA	NA	NA
1506750638	Cash-Out Refi	1	225,000.00	225,000.00	360,000.00	10/23/2014	62.5	360,000.00	62.5	NA	NA	NA	NA
1506750586	Cash-Out Refi	1	296,875.00	296,875.00	700,000.00	8/26/2014	42.41	475,000.00	62.5	NA	NA	NA	NA
1506750962	Cash-Out Refi	1	247,000.00	247,000.00	380,000.00	8/22/2014	65	380,000.00	65	NA	NA	NA	NA
1506750553	Cash-Out Refi	1	258,000.00	258,000.00	430,000.00	7/23/2014	60	430,000.00	60	NA	NA	NA	NA
1506750551	Cash-Out Refi	1	353,250.00	353,250.00	785,000.00	7/16/2014	45	785,000.00	45	NA	NA	NA	NA
1506750549	Cash-Out Refi	1	114,000.00	114,000.00	190,000.00	6/24/2014	60	190,000.00	60	NA	NA	NA	NA
1506750540	Cash-Out Refi	1	1,430,000.00	1,430,000.00	2,200,000.00	7/9/2014	65	2,200,000.00	65	NA	NA	NA	NA
1506750963	Cash-Out Refi	1	237,250.00	237,250.00	365,000.00	10/8/2014	65	365,000.00	65	NA	NA	NA	NA
1506750964	Purchase	1	574,000.00	574,000.00	820,000.00	11/8/2013	70.00%	820,000.00	70.00%	NA	NA	NA	NA
1506750472	Cash-Out Refi	1	161,600.00	161,600.00	300,000.00	10/8/2014	53.87	300,000.00	53.87	NA	NA	NA	NA
1506750470	Cash-Out Refi	1	525,000.00	525,000.00	750,000.00	10/7/2014	70	750,000.00	70	NA	NA	NA	NA
1506750468	Cash-Out Refi	1	133,000.00	133,000.00	190,000.00	9/30/2014	70	190,000.00	70	NA	NA	NA	NA
1506750457	Cash-Out Refi	1	255,000.00	255,000.00	400,000.00	8/25/2014	63.75	400,000.00	63.75	NA	NA	NA	NA
1506750270	Cash-Out Refi	1	633,500.00	633,500.00	905,000.00	12/9/2014	70	905,000.00	70	NA	NA	NA	NA
1506750213	Purchase	1	351,000.00	351,000.00	470,000.00	11/13/2014	74.68	468,000.00	75	NA	NA	NA	NA
1506750206	Cash-Out Refi	1	438,750.00	438,750.00	850,000.00	10/17/2014	51.62	675,000.00	65	NA	NA	NA	NA
1506750198	Purchase	1	105,000.00	105,000.00	170,000.00	11/1/2014	61.76	167,500.00	62.69	NA	NA	NA	NA
1506750188	Cash-Out Refi	1	600,000.00	600,000.00	1,035,000.00	10/9/2014	57.97	850,000.00	70.59	NA	NA	NA	NA
1506750949	Purchase	1	237,250.00	237,250.00	365,000.00	10/7/2014	65	365,000.00	65	NA	NA	NA	NA
1506750180	Cash-Out Refi	1	150,000.00	150,000.00	300,000.00	10/7/2014	50	300,000.00	50	NA	NA	NA	NA
1506750178	Cash-Out Refi	1	178,000.00	178,000.00	260,000.00	10/2/2014	68.46	260,000.00	68.46	NA	NA	NA	NA
1506750120	Purchase	1	324,000.00	324,000.00	450,000.00	9/2/2014	72	450,000.00	72	NA	NA	NA	NA
1506750113	Cash-Out Refi	1	210,000.00	210,000.00	305,000.00	9/25/2014	68.85	300,000.00	70	NA	NA	NA	NA
1506750965	Rate-Term Refi	1	669,900.00	669,900.00	1,030,000.00	8/15/2014	65.04	970,000.00	69.06	NA	NA	NA	NA
1506750103	Purchase	1	178,750.00	178,750.00	330,000.00	8/12/2014	54.17	275,000.00	65	NA	NA	NA	NA
1506750080	Cash-Out Refi	1	650,000.00	650,000.00	1,350,000.00	7/17/2014	48.15	1,350,000.00	48.15	NA	NA	NA	NA
1506750954	Purchase	1	178,750.00	178,750.00	275,000.00	10/6/2014	65	275,000.00	65	NA	NA	NA	NA
1506750051	Purchase	1	346,500.00	346,500.00	490,000.00	7/18/2014	70.71	490,000.00	70.71	NA	NA	NA	NA
1506750050	Rate-Term Refi	1	218,000.00	218,000.00	385,000.00	7/18/2014	56.62	385,000.00	56.62	NA	NA	NA	NA
1506750047	Rate-Term Refi	1	1,099,000.00	1,099,000.00	1,570,000.00	7/17/2014	70	1,570,000.00	70	NA	NA	NA	NA
1506750020	Purchase	1	536,250.00	536,250.00	835,000.00	10/28/2014	64.22	825,000.00	65	NA	NA	NA	NA
1506750019	Cash-Out Refi	1	422,500.00	422,500.00	650,000.00	7/1/2014	65	650,000.00	65	NA	NA	NA	NA
1506750018	Purchase	1	325,500.00	325,500.00	550,000.00	4/9/2014	59.18	465,000.00	70	NA	NA	NA	NA
1506750913	Cash-Out Refi	1	555,000.00	555,000.00	1,100,000.00	1/19/2015	50.45	1,100,000.00	50.45	NA	NA	NA	NA
1506750222	Purchase	1	228,250.00	228,250.00	425,000.00	12/3/2014	53.71	415,000.00	55	NA	NA	NA	NA
1506750966	Cash-Out Refi	1	331,500.00	331,500.00	510,000.00	5/28/2013	65.00%	510,000.00	65.00%	NA	NA	NA	NA
1506750967	Cash-Out Refi	1	1,850,000.00	1,850,000.00	5,300,000.00	4/20/2013	34.91	3,700,000.00	50	NA	NA	NA	NA
1506750968	Cash-Out Refi	1	290,000.00	290,000.00	595,000.00	9/10/2013	48.74%	475,000.00	61.05%	NA	NA	NA	NA

Investor Loan Number	Stabilized VCC Value Date	Stabilized VCC LTV	Sales Price	Secondarymtg Amnt	Pay 1	Maturity Dt Curr	Maturity Dt Orig	Fund Date	Fixed Period	Loan Term Orig	Amort	Occ Status	Prepay Term
1506750908	NA	NA	NA	0.00	2/1/2015	1/1/2045	1/1/2045	12/15/2014	36	360	360	Investor	36
1506750893	NA	NA	450,000.00	0.00	2/1/2015	1/1/2045	1/1/2045	12/19/2014	36	360	360	Investor	36
1506750874	NA	NA	0.00	0.00	11/1/2014	10/1/2044	10/1/2044	9/15/2014	36	360	360	Investor	36
1506750696	NA	NA	NA	0.00	2/1/2015	1/1/2045	1/1/2045	12/22/2014	36	360	360	Investor	36
1506750671	NA	NA	NA	0.00	2/1/2015	1/1/2045	1/1/2045	12/9/2014	36	360	360	Investor	36
1506750641	NA	NA	210,000.00	0.00	3/1/2015	2/1/2045	2/1/2045	1/7/2015	36	360	360	Investor	36
1506750638	NA	NA	NA	0.00	1/1/2015	12/1/2044	12/1/2044	11/25/2014	36	360	360	Investor	36
1506750586	NA	NA	NA	0.00	11/1/2014	10/1/2044	10/1/2044	9/23/2014	36	360	360	Owner User	36
1506750962	NA	NA	NA	0.00	11/1/2014	10/1/2044	10/1/2044	9/23/2014	36	360	360	Owner User	12
1506750553	NA	NA	NA	0.00	11/1/2014	10/1/2044	10/1/2044	9/2/2014	36	360	360	Investor	36
1506750551	NA	NA	NA	0.00	10/1/2014	9/1/2044	9/1/2044	8/14/2014	36	360	360	Owner User	36
1506750549	NA	NA	NA	0.00	10/1/2014	9/1/2044	9/1/2044	8/18/2014	60	360	360	Owner User	60
1506750540	NA	NA	NA	0.00	12/1/2014	11/1/2044	11/1/2044	10/30/2014	36	360	360	Investor	36
1506750963	NA	NA	NA	0.00	1/1/2015	12/1/2044	12/1/2044	11/12/2014	36	360	360	Owner User	36
1506750964	NA	NA	820,000.00	0.00	2/1/2014	1/1/2044	1/1/2044	12/30/2013	36	360	360	Investor	36
1506750472	NA	NA	NA	0.00	1/1/2015	12/1/2044	12/1/2044	11/6/2014	36	360	360	Owner User	36
1506750470	NA	NA	NA	0.00	3/1/2015	2/1/2045	2/1/2045	1/22/2015	36	360	360	Investor	36
1506750468	NA	NA	NA	0.00	2/1/2015	1/1/2045	1/1/2045	12/5/2014	36	360	360	Owner User	36
1506750457	NA	NA	NA	0.00	11/1/2014	10/1/2044	10/1/2044	9/19/2014	36	360	360	Investor	36
1506750270	NA	NA	NA	0.00	3/1/2015	2/1/2045	2/1/2045	1/8/2015	36	360	360	Investor	36
1506750213	NA	NA	470,000.00	0.00	2/1/2015	1/1/2045	1/1/2045	12/24/2014	36	360	360	Investor	36
1506750206	NA	NA	NA	0.00	1/1/2015	12/1/2044	12/1/2044	11/26/2014	36	360	360	Investor	36
1506750198	NA	NA	167,500.00	0.00	2/1/2015	1/1/2045	1/1/2045	12/9/2014	36	360	360	Investor	36
1506750188	NA	NA	NA	0.00	1/1/2015	12/1/2044	12/1/2044	11/20/2014	36	360	360	Investor	36
1506750949	NA	NA	382,500.00	0.00	1/1/2015	12/1/2044	12/1/2044	11/19/2014	36	360	360	Investor	36
1506750180	NA	NA	NA	0.00	12/1/2014	11/1/2044	11/1/2044	10/31/2014	36	360	360	Investor	0
1506750178	NA	NA	NA	0.00	12/1/2014	11/1/2044	11/1/2044	10/31/2014	36	360	360	Investor	36
1506750120	NA	NA	540,000.00	0.00	12/1/2014	11/1/2044	11/1/2044	10/16/2014	36	360	360	Owner User	36
1506750113	NA	NA	NA	0.00	3/1/2015	2/1/2045	2/1/2045	1/23/2015	36	360	360	Owner User	36
1506750965	NA	NA	NA	0.00	10/1/2014	9/1/2044	9/1/2044	8/25/2014	36	360	360	Investor	36
1506750103	NA	NA	275,000.00	0.00	12/1/2014	11/1/2044	11/1/2044	10/7/2014	36	360	360	Investor	36
1506750080	NA	NA	0.00	0.00	10/1/2014	9/1/2044	9/1/2044	8/28/2014	36	360	360	Investor	36
1506750954	NA	NA	275,000.00	0.00	1/1/2015	12/1/2044	12/1/2044	11/17/2014	36	360	360	Investor	36
1506750051	NA	NA	495,000.00	0.00	10/1/2014	9/1/2044	9/1/2044	8/4/2014	36	360	360	Investor	36
1506750050	NA	NA	0.00	0.00	10/1/2014	9/1/2044	9/1/2044	8/28/2014	36	360	360	Investor	36
1506750047	NA	NA	0.00	150,000.00	11/1/2014	10/1/2044	10/1/2044	9/5/2014	36	360	360	Investor	36
1506750020	NA	NA	825,000.00	85,000.00	2/1/2015	1/1/2045	1/1/2045	12/12/2014	36	360	360	Owner User	36
1506750019	NA	NA	NA	0.00	9/1/2014	8/1/2044	8/1/2044	8/4/2014	36	360	360	Investor	36
1506750018	NA	NA	550,000.00	0.00	10/1/2014	9/1/2044	9/1/2044	8/29/2014	36	360	360	Investor	36
1506750913	NA	NA	NA		4/1/2015	3/1/2045	3/1/2045	2/11/2015	36	360	360	Investor	36
1506750222	NA	NA	415,000.00		4/1/2015	3/1/2045	3/1/2045	2/3/2015	36	360	360	Investor	36
1506750966	NA	NA	NA	0.00	8/1/2013	7/1/2043	7/1/2043	6/24/2013	36	360	360	Investor	36
1506750967	NA	NA	NA	0.00	7/1/2013	6/1/2043	6/1/2043	5/9/2013	36	360	360	Investor	36
1506750968	NA	NA	NA	0.00	12/1/2013	11/1/2043	11/1/2043	10/18/2013	36	360	360	Investor	36

Investor Loan Number	Prepay Type	Balloon Flag	Rate Orig	P And I Orig	Interest Coll Method	Originator	As Of Dt	Piti	Last Pmt Rec	Escrow Bal	Index Type	Margin	Adj Period
1506750908	5,5,5	N	0.0899	5,627.32	30/360	VCC	1/31/2015	8,755.97		9,590.78	WSJ Prime	0.04	6
1506750893	5,5,5	N	0.0824	2,364.28	30/360	VCC	1/31/2015	3,241.26	1/30/2015	2,631.13	WSJ Prime	0.04	6
1506750874	5,5,5	N	0.085	922.7	30/360	VCC	1/31/2015	1,329.20	1/23/2015	0.00	WSJ Prime	0.04	6
1506750696	5,5,5	N	0.0875	2,092.62	30/360	VCC	1/31/2015	2,318.14		1,315.04	WSJ Prime	0.04	6
1506750671	5,5,5	N	0.0799	733.07	30/360	VCC	1/31/2015	1,163.02	1/12/2015	5,405.18	WSJ Prime	0.04	6
1506750641	5,5,5	N	0.0825	1,104.36	30/360	VCC	1/31/2015	1,859.44		2,698.68	WSJ Prime	0.04	6
1506750638	5,5,5	N	0.0925	1,851.02	30/360	VCC	1/31/2015	2,920.65	1/9/2015	8,217.52	WSJ Prime	0.04	6
1506750586	5,5,5	N	0.0825	2230.32	30/360	VCC	1/31/2015	2,589.97	1/30/2015	1,584.39	WSJ Prime	0.04	6
1506750962	5	N	0.0949	2075.11	30/360	VCC	1/31/2015	2,580.76	12/29/2014	2,983.03	WSJ Prime	0.04	6
1506750553	5,5,5	N	0.0825	1938.27	30/360	VCC	1/31/2015	2,409.07	1/5/2015	1,674.55	WSJ Prime	0.04	6
1506750551	5,5,5	N	0.0949	2967.74	30/360	VCC	1/31/2015	5,439.83	1/5/2015	4,972.28	WSJ Prime	0.04	6
1506750549	5,5,5,5,5	N	0.1049	1041.95	30/360	VCC	1/31/2015	1,621.33	1/20/2015	5,046.40	WSJ Prime	0.04	6
1506750540	5,5,5	N	0.0799	10,482.87	30/360	VCC	1/31/2015	13,054.68	1/28/2015	13,768.29	WSJ Prime	0.04	6
1506750963	5,5,5	N	0.0899	1,907.26	30/360	VCC	1/31/2015	2,256.26	1/30/2015	4,372.75	WSJ Prime	0.04	6
1506750964	5,5,5	N	0.0799	4,207.81	30/360	VCC	1/31/2015	6,025.31	1/12/2015	8,642.19	WSJ Prime	0.04	6
1506750472	5,5,5	N	0.0999	1,416.96	30/360	VCC	1/31/2015	2,095.93	1/9/2015	3,112.24	WSJ Prime	0.04	6
1506750470	5,5,5	N	0.07995	3,850.43	30/360	VCC	1/31/2015	4,972.37		5,800.84	WSJ Prime	0.04	6
1506750468	5,5,5	N	0.0799	974.98	30/360	VCC	1/31/2015	2,864.11		3,404.78	WSJ Prime	0.04	6
1506750457	5,5,5	N	0.0849	1958.92	30/360	VCC	1/31/2015	2,699.00	1/2/2015	7,254.48	WSJ Prime	0.04	6
1506750270	5,5,5	N	0.0849	4,866.58	30/360	VCC	1/31/2015	6,427.55		5,723.91	WSJ Prime	0.04	6
1506750213	5,5,5	N	0.0749	2,451.84	30/360	VCC	1/31/2015	3,199.67	1/27/2015	4,460.06	WSJ Prime	0.04	6
1506750206	5,5,5	N	0.0799	3,216.33	30/360	VCC	1/31/2015	3,788.07	1/1/2015	4,127.93	WSJ Prime	0.04	6
1506750198	5,5,5	N	0.0899	844.10	30/360	VCC	1/31/2015	1,170.66		1,831.31	WSJ Prime	0.04	6
1506750188	5,5,5	N	0.0749	4,191.18	30/360	VCC	1/31/2015	5,552.81	1/7/2015	6,808.15	WSJ Prime	0.04	6
1506750949	5,5,5	N	0.0849	1,822.57	30/360	VCC	1/31/2015	2,343.51	1/31/2015	3,805.63	WSJ Prime	0.04	6
1506750180	0	N	0.0899	1,205.85	30/360	VCC	1/31/2015	2,150.98	1/20/2015	3,848.78	WSJ Prime	0.04	6
1506750178	5,5,5	N	0.0874	1,399.06	30/360	VCC	1/31/2015	1,656.53	1/30/2015	2,130.66	WSJ Prime	0.04	6
1506750120	5,5,5	N	0.0849	2488.98	30/360	VCC	1/31/2015	3,832.32	1/22/2015	7,359.03	WSJ Prime	0.04	6
1506750113	5,5,5	N	0.0699	1,395.73	30/360	VCC	1/31/2015	1,933.46		1,903.86	WSJ Prime	0.04	6
1506750965	5,5,5	N	0.0949	5628	30/360	VCC	1/31/2015	6,784.70	1/9/2015	9,688.28	WSJ Prime	0.04	6
1506750103	5,5,5	N	0.0799	1310.36	30/360	VCC	1/31/2015	1,759.55	1/7/2015	905.53	WSJ Prime	0.04	6
1506750080	5,5,5	N	0.0775	4656.68	30/360	VCC	1/31/2015	6,159.02	1/8/2015	8,903.38	WSJ Prime	0.04	6
1506750954	5,5,5	N	0.0899	1,436.98	30/360	VCC	1/31/2015	2,576.55	1/6/2015	3,582.50	WSJ Prime	0.04	6
1506750051	5,5,5	N	0.0799	2540.08	30/360	VCC	1/31/2015	3,337.33	1/5/2015	2,270.75	WSJ Prime	0.04	6
1506750050	5,5,5	N	0.0799	1598.09	30/360	VCC	1/31/2015	2,037.72	1/12/2015	3,289.20	WSJ Prime	0.04	6
1506750047	5,5,5	N	0.0699	7304.3	30/360	VCC	1/31/2015	9,638.79	12/8/2014	17,014.72	WSJ Prime	0.04	6
1506750020	5,5,5	N	0.0849	4,119.50	30/360	VCC	1/31/2015	5,471.01		8,588.73	WSJ Prime	0.04	6
1506750019	5,5,5	N	0.0749	2951.29	30/360	VCC	1/31/2015	11,652.73	1/2/2015	15,983.26	WSJ Prime	0.04	6
1506750018	5,5,5	N	0.0925	2677.81	30/360	VCC	1/31/2015	3,506.06	1/30/2015	5,346.08	WSJ Prime	0.04	6
1506750913	5,5,5	N	0.0799	4,068.53	30/360	VCC	2/11/2015			0.00	WSJ Prime	0.04	6
1506750222	5,5,5	N	0.0849	1,753.43	30/360	VCC	2/9/2015			0.00	WSJ Prime	0.04	6
1506750966	5,5,5	N	0.0899	2,664.94	30/360	VCC	1/31/2015	3,694.39	9/4/2014	0.00	WSJ Prime	0.04	6
1506750967	5,5,5	N	0.08499	14223.59	30/360	VCC	1/31/2015	20,921.89	11/26/2014	26,779.57	WSJ Prime	0.04	6
1506750968	5,5,5	N	0.0925	2,385.76	30/360	VCC	1/31/2015	4,009.03	12/8/2014	10,275.26	WSJ Prime	0.04	6

Investor Loan Number	Lol Rate Cap	Floor	First Rt Chng Dt	First Pmnt Chng Dt	Max 1st Adjust	Per Cap	Round Nearest	Round Type	IO Flag	FICO	FICO Date (est)	Bk Flag	Bk Active
1506750908	0.1499	0.0899	1/1/2018	2/1/2018	0.02	0.01	0.125	Up	N	708	12/15/2014	NA	NA
1506750893	0.1424	0.0824	1/1/2018	2/1/2018	0.02	0.01	0.125	Up	N	702	12/19/2014	NA	NA
1506750874	0.145	0.085	10/1/2017	11/1/2017	0.02	0.01	0.125	Up	N	689	9/15/2014	NA	NA
1506750696	0.1475	0.0875	1/1/2018	2/1/2018	0.02	0.01	0.125	Up	N	694	12/22/2014	NA	NA
1506750671	0.1399	0.0799	1/1/2018	2/1/2018	0.02	0.01	0.125	Up	N	712	12/9/2014	NA	NA
1506750641	0.1425	0.0825	2/1/2018	3/1/2018	0.02	0.01	0.125	Up	N	665	1/7/2015	NA	NA
1506750638	0.1525	0.0925	12/1/2017	1/1/2018	0.02	0.01	0.125	Up	N	692	11/25/2014	NA	NA
1506750586	0.1425	0.0825	10/1/2017	11/1/2017	0.02	0.01	0.125	Up	N	647	9/23/2014	NA	NA
1506750962	0.1549	0.0949	10/1/2017	11/1/2017	0.02	0.01	0.125	Up	N	707	9/23/2014	NA	NA
1506750553	0.1425	0.0825	10/1/2017	11/1/2017	0.02	0.01	0.125	Up	N	643	9/2/2014	NA	NA
1506750551	0.1549	0.0949	9/1/2017	10/1/2017	0.02	0.01	0.125	Up	N	691	8/14/2014	NA	NA
1506750549	0.1649	0.1049	9/1/2019	10/1/2019	0.02	0.01	0.125	Up	N	671	8/18/2014	NA	NA
1506750540	0.1399	0.0799	11/1/2017	12/1/2017	0.02	0.01	0.125	Up	N	704	10/30/2014	NA	NA
1506750963	0.1499	0.0899	12/1/2017	1/1/2018	0.02	0.01	0.125	Up	N	706	11/12/2014	NA	NA
1506750964	0.1399	0.0799	1/1/2017	2/1/2017	0.02	0.01	0.125	Up	N	783	12/30/2013	NA	NA
1506750472	0.1599	0.0999	12/1/2017	1/1/2018	0.02	0.01	0.125	Up	N	659	11/6/2014	NA	NA
1506750470	0.13995	0.07995	2/1/2018	3/1/2018	0.02	0.01	0.125	Up	N	654	1/22/2015	NA	NA
1506750468	0.1399	0.0799	1/1/2018	2/1/2018	0.02	0.01	0.125	Up	N	685	12/5/2014	NA	NA
1506750457	0.1449	0.0849	10/1/2017	11/1/2017	0.02	0.01	0.125	Up	N	778	9/19/2014	NA	NA
1506750270	0.1449	0.0849	2/1/2018	3/1/2018	0.02	0.01	0.125	Up	N	722	1/8/2015	NA	NA
1506750213	0.1349	0.0749	1/1/2018	2/1/2018	0.02	0.01	0.125	Up	N	814	12/24/2014	NA	NA
1506750206	0.1399	0.0799	12/1/2017	1/1/2018	0.02	0.01	0.125	Up	N	744	11/26/2014	NA	NA
1506750198	0.1499	0.0899	1/1/2018	2/1/2018	0.02	0.01	0.125	Up	N	698	12/9/2014	NA	NA
1506750188	0.1349	0.0749	12/1/2017	1/1/2018	0.02	0.01	0.125	Up	N	707	11/20/2014	NA	NA
1506750949	0.1449	0.0849	12/1/2017	1/1/2018	0.02	0.01	0.125	Up	N	767	11/19/2014	NA	NA
1506750180	0.1499	0.0899	11/1/2017	12/1/2017	0.02	0.01	0.125	Up	N	691	10/31/2014	NA	NA
1506750178	0.1474	0.0874	11/1/2017	12/1/2017	0.02	0.01	0.125	Up	N	679	10/31/2014	NA	NA
1506750120	0.1449	0.0849	11/1/2017	12/1/2017	0.02	0.01	0.125	Up	N	752	10/16/2014	NA	NA
1506750113	0.1299	0.0699	2/1/2018	3/1/2018	0.02	0.01	0.125	Up	N	663	1/23/2015	NA	NA
1506750965	0.1549	0.0949	9/1/2017	10/1/2017	0.02	0.01	0.125	Up	N	810	8/25/2014	NA	NA
1506750103	0.1399	0.0799	11/1/2017	12/1/2017	0.02	0.01	0.125	Up	N	804	10/7/2014	NA	NA
1506750080	0.1375	0.0775	9/1/2017	10/1/2017	0.02	0.01	0.125	Up	N	640	8/28/2014	NA	NA
1506750954	0.1499	0.0899	12/1/2017	1/1/2018	0.02	0.01	0.125	Up	N	684	11/17/2014	NA	NA
1506750051	0.1399	0.0799	8/1/2017	9/1/2017	0.02	0.01	0.125	Up	N	676	8/4/2014	NA	NA
1506750050	0.1399	0.0799	9/1/2017	10/1/2017	0.02	0.01	0.125	Up	N	775	8/28/2014	NA	NA
1506750047	0.1299	0.0699	10/1/2017	11/1/2017	0.02	0.01	0.125	Up	N	769	9/5/2014	NA	NA
1506750020	0.1449	0.0849	1/1/2018	2/1/2018	0.02	0.01	0.125	Up	N	735	12/12/2014	NA	NA
1506750019	0.1349	0.0749	8/1/2017	9/1/2017	0.02	0.01	0.125	Up	N	697	8/4/2014	NA	NA
1506750018	0.1525	0.0925	9/1/2017	10/1/2017	0.02	0.01	0.125	Up	N	755	8/29/2014	NA	NA
1506750913	0.1399	0.0799	3/1/2018	4/1/2018	0.02	0.01	0.125	Up	N	665
1506750222	0.1449	0.0849	3/1/2018	4/1/2018	0.02	0.01	0.125	Up	N	754
1506750966	0.1499	0.0899	7/1/2016	8/1/2016	0.02	0.01	0.125	Up	N	692	6/24/2013	NA	NA
1506750967	0.14499	0.04	6/1/2016	7/1/2016	0.02	0.01	0.125	Up	N	743	5/9/2013	NA	NA
1506750968	0.1525	0.0925	11/1/2016	12/1/2016	0.02	0.01	0.125	Up	N	731	10/18/2013	NA	NA

Investor Loan Number	Bk File Dt	Bk Chapter	Bk Dschrg Dt	NOD Dt	Judicial Nonjudicial	Est FCsale Dt	Act FC Sale Dt	Mod Agrmnt	Mod Dt	Mod Now	Mod P And I	Mod Rate	REO Sale Dt
1506750908	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750893	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750874	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750696	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750671	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750641	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750638	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750586	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750962	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750553	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750551	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750549	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750540	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750963	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750964	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750472	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750470	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750468	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750457	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750270	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750213	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750206	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750198	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750188	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750949	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750180	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750178	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750120	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750113	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750965	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750103	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750080	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750954	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750051	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750050	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750047	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750020	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750019	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750018	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750913
1506750222
1506750966	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750967	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
1506750968	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA

Investor Loan Number	REO List Dt	REO List Price	Personal Guar Flag	Personal Guar Pct	DCR UW VCC	Lockout Term	FC Flag	Special Purpose Flag	Land	Note Date	Acq Date	Mod Flag	UW Exception Flag
1506750908	NA	NA	Y	100	1.36	NA	N	N	N	12/15/2014	NA	N	N
1506750893	NA	NA	Y	100	1.16	NA	N	N	N	12/19/2014	NA	N	Y
1506750874	NA	NA	Y	100	1.98	NA	N	N	N	9/15/2014	NA	N	Y
1506750696	NA	NA	Y	100	1.33	NA	N	N	N	12/22/2014	NA	N	N
1506750671	NA	NA	Y	100	1.11	NA	N	N	N	12/9/2014	NA	N	Y
1506750641	NA	NA	Y	100	1.15	NA	N	N	N	1/7/2015	NA	N	Y
1506750638	NA	NA	Y	100	1.3	NA	N	N	N	11/25/2014	NA	N	N
1506750586	NA	NA	Y	100	1	NA	N	N	N	9/23/2014	NA	N	Y
1506750962	NA	NA	Y	100	1.4	NA	N	N	N	9/18/2014	NA	N	N
1506750553	NA	NA	Y	100	1.38	NA	N	N	N	9/2/2014	NA	N	Y
1506750551	NA	NA	Y	100	0.41	NA	N	N	N	8/14/2014	NA	N	Y
1506750549	NA	NA	Y	100	1.19	NA	N	N	N	8/18/2014	NA	N	Y
1506750540	NA	NA	Y	100	1.92	NA	N	N	N	10/30/2014	NA	N	N
1506750963	NA	NA	Y	100	1.59	NA	N	N	N	11/12/2014	NA	N	N
1506750964	NA	NA	Y	100	1.62	NA	N	N	N	12/18/2013	NA	N	N
1506750472	NA	NA	Y	100	1.23	NA	N	N	N	11/6/2014	NA	N	N
1506750470	NA	NA	Y	100	1.08	NA	N	N	N	1/15/2015	NA	N	Y
1506750468	NA	NA	Y	100	1.53	NA	N	N	N	12/5/2014	NA	N	N
1506750457	NA	NA	Y	100	1.11	NA	N	N	N	9/19/2014	NA	N	Y
1506750270	NA	NA	Y	100	1.63	NA	N	N	N	1/8/2015	NA	N	Y
1506750213	NA	NA	Y	100	1.05	NA	N	N	N	12/17/2014	NA	N	Y
1506750206	NA	NA	Y	100	1.26	NA	N	N	N	11/14/2014	NA	N	N
1506750198	NA	NA	Y	100	1.14	NA	N	N	N	12/4/2014	NA	N	Y
1506750188	NA	NA	Y	100	1.44	NA	N	N	N	11/19/2014	NA	N	N
1506750949	NA	NA	Y	100	1.12	NA	N	N	N	11/14/2014	NA	N	N
1506750180	NA	NA	Y	100	1.42	NA	N	N	N	10/31/2014	NA	N	N
1506750178	NA	NA	Y	100	1	NA	N	N	N	10/29/2014	NA	N	N
1506750120	NA	NA	Y	100	0.94	NA	N	N	N	10/16/2014	NA	N	Y
1506750113	NA	NA	Y	100	0.97	NA	N	N	N	1/21/2015	NA	N	Y
1506750965	NA	NA	Y	100	1.08	NA	N	N	N	8/22/2014	NA	N	N
1506750103	NA	NA	N	0	1.54	NA	N	N	N	10/6/2014	NA	N	N
1506750080	NA	NA	Y	100	0.95	NA	N	N	N	8/19/2014	NA	N	Y
1506750954	NA	NA	Y	100	1.43	NA	N	N	N	11/17/2014	NA	N	N
1506750051	NA	NA	Y	100	1.64	NA	N	N	N	8/4/2014	NA	N	N
1506750050	NA	NA	Y	100	1.4	NA	N	N	N	8/25/2014	NA	N	N
1506750047	NA	NA	Y	100	1.32	NA	N	N	N	9/5/2014	NA	N	N
1506750020	NA	NA	Y	100	1.34	NA	N	N	N	12/12/2014	NA	N	N
1506750019	NA	NA	Y	100	2.62	NA	N	N	N	7/23/2014	NA	N	N
1506750018	NA	NA	Y	100	1.4	NA	N	N	N	8/29/2014	NA	N	N
1506750913			Y	100	1.23					2/5/2015	NA	N	Y
1506750222			Y	100	1.04					2/3/2015	NA	N	Y
1506750966	NA	NA	Y	100	1.71	NA	N	N	N	6/19/2013	NA	N	N
1506750967	NA	NA	Y	100	1.64	NA	N	N	N	5/6/2013	NA	NA	N
1506750968	NA	NA	Y	100	1.25	NA	N	N	N	10/17/2013	NA	N	N

Investor Loan Number	UW Exception Type	[*]	Appraisal Date	Appraisal Amount	Appraisal Type	Situs Valuation Comments	Situs Concluded Value	Appraisal - Situs Concluded Value Differential
1506750908		DNA	11/12/2014	$1,240,000	As-Is	Appraisal used a reasonable 9.50% cap rate on $120,226 NOI developed based on market rent comps averaging $6.76/SF to arrive at $1,230,000 value estimate. Market approach used 3 sales comps adjusted to average $37.16/SF. VCC concluded $1,100,000 value estimate since they felt the Appraiser provided weak market analysis with only 2 relevant sales, and overlooked 12 relevant sales found by VCC which supports a market value no higher than $32/SF. VCC also felt that Appraiser overstated market rent and PGI relative to actual and market, expenses do not reflect the typical industrial market. Situs concurs with VCC estimate of $1,100,000 using the same conclusions. Collateral is industrial warehouse building partitioned into 4 units having GBA of 34,754 SF, built in 1955 on 11.2 acres with owner occupied 10,000 SF, 12,200 SF between three tenants and vacant 12,500 SF.	$1,100,000	$140,000

1506750893	DSCR / VOR	DNA	11/22/2014	$525,000	As-Is	Appraisal relied on Sales approach using 8 sales to arrive at $100/SF value estimate of $540,000. Income approach value estimate of $580,000 was based on gross income multiplier of 7.5% rather than typical income approach developed NOI at a cap rate assumption. Appraiser concluded at $525,000 based on market approach. VCC review concluded lower $450,000 since Appraiser value based on overstated GBA with commercial use potential and thus overstated market value. Since this loan was made based on a pending purchase price of $450,000 per contract of 9/23/2014, the pending purchase price was considered by VCC to be current subject market value. Situs concurs with that estimate. Collateral is a Brooklyn, NY three-story plus cellar mixed-use apartment building built in 1925 with ground floor retail space and 5 apartment units above having 5,424 sf that was 100% occupied at appraisal date.	$450,000	$75,000

1506750874	Mortgage History	DNA	8/18/2014	$240,000	As-Is	Appraiser used market approach of $230,000 ($33,000/unit) based on 5 sales. Income approach of $240,000 was based on a cap rate of 9.0% that is considered realistic. Rents used in appraisal appear to be market for the area. Collateral is a 7 unit, 7,490 SF, two-story apartment building built in 1969 on 0.293 acre site in East Point, GA (Atlanta) that was 100% occupied at appraisal date. VCC review concluded same $240,000 value estimate even though they felt the income approach value was $220,000 and deducted deferred maintenance to arrive at $218,260 value but since it was within 10% of appraisal, they concurred. Situs reviewer knows property and market thus agreeing with the $240K value as being realistic.	$240,000	$0

1506750696		DNA	11/25/2014	$380,000	As-Is	MAI appraisal arrived at $380,000 value estimate based on median between Sales and Income Approach. Sales Approach was $370,000 using 4 realistic similar comps. Income Approach was $410,000 using a realistic 8.5% cap rate using 5 comparable market rent properties to develop GPI, market expenses and NOI of $34,656. Appraiser also used GIM method of 7.44x to arrive at $375,000 value and concluded it was the Income Approach value. Collateral is a converted 3-story residential structure into five (5) apartment units which was substantially renovated in 2012. It has 4,442 SF GBA and 3,504 SF NRA situated on a .1974 acre lot in Philadelphia, PA. VCC felt the subject suffered from economic obsolescence due to surrounding properties having considerable deferred maintenance while the subject is freshly renovated. VCC concluded a value of $350,000 based on market analysis on which Situs concurs.	$350,000	$30,000
1506750671	LTV / DSCR	DNA	11/14/2014	$135,000	As-Is	MAI appraisal of 11/14/2014 value of $135,000 relied on the Sales Approach value of $135,000 based on 4 similar area comps. The Income Approach was $120,000 based on market developed NOI of $9,807 capped at realistic 8.3%. Collateral is a 3-story mixed use (owner-occupied retail ground level/tenant-occupied 3BR apartment upstairs) building with 1,920 SF GBA on a .0939 acre parcel built 30-40 years ago in Philadelphia, PA. VCC review concluded the appraisal value was reasonable and Situs concurs.	$135,000	$0
1506750641	DSCR	DNA	11/24/2014	$210,000	As-Is	MAI appraisal of 11/24/2014 value of $210,000 relied on a Sales Approach value of $210,000 based on 4 similar area comps. The Income Approach was also $210,000 based on market developed NOI of $16,882 capped at realistic 8.0%. Collateral is an owner-occupied two-story mixed use (retail ground level/apartment upstairs) building with 1,900 SF GBA on a 0.21 acre parcel built in 1920 in Warwick, RI. VCC review felt a value of $190,000 was more realistic based on sales and income approach analysis. However, they opted for the appraisal value since it was within 10% of their assumptions and was reasonable. Situs review concurs with the $210,000 value.	$210,000	$0
1506750638		DNA	10/23/2014	$360,000	As-Is	MAI appraisal valued collateral at $360,000 on 10/23/2014 relying on the Income Approach based on market developed NOI of $28,920 capped at realistic 8.0%. The Sales Approach value was $370,000 based on 3 area comps. Property is a three-story, 5-unit apartment building with 5,254 SF GBA on a 0.41 acre parcel built in 1973 in Hartford, CT that was 100% occupied at appraisal. VCC review stated that Appraiser cited only 2 (non) comparable 4-unit sales, and also cited the subject sale in 2012. The appraiser incorrectly valuated only by Value per SF, rather than typical and accepted means of apartment valuation on Value per Unit basis. Income Approach inadequate, market rent inadequate, only band of investment to determine cap rate. There is no substantiation that subject property market value has increased by 12.5% as indicated by appraiser since the August 2012 purchase. VCC also felt that the cap rate of 8.0% by appraisal was derived only by the “Band of Investment” method with no analysis of actual cap rates. They applied a 9.0% cap rate as more realistic. VCC concluded a value of $325,000. Situs review concurs with the $325,000 value. However, cap rates per IRR 2014 Cap Rate Report show Class B multifamily at 6.75%. Considering this property is Class C, at best, the 9.0% by VCC is conservative.	$325,000	$35,000
1506750586	FICO score under 650	DNA	8/26/2014	$700,000	As-Is	Appraisal valued collateral at $700,000 on 8/26/2014 relying on the median average of the Sales and Income Approach values. Income Approach value was $665,000 based on market developed NOI of $36,474 capped at reasonable 5.50%. The Sales Approach value was $735,000 based on 5 NY City area comps with 2 close to subject that were adjusted to a $200/SF value. Property is a mixed-use, two-story building with ground floor retail space and second floor apartment unit with 3,670 SF GBA with 2,400 SF NRA per rent roll on a 0.056 acre parcel built in 1920 in Queens, NY. Rent roll of 8/14/2014 indicated retail space (1,400 SF) was 100% affiliate owner-occupied with second floor apartment (1,000 SF) vacant at that time. VCC review 9/12/2014 stated that Appraiser used higher than actual property square feet (3,670 SF appraisal / 2,400 SF actual). Therefore, VCC concluded a Sales Approach value of $480,000 (2,400 SF x $200/SF). VCC used a slightly higher 5.75% cap rate and revised Income Approach value to be $465,000. VC final concluded value was $475,000. Situs review concurs with the $475,000 VCC value as conservatively realistic even though the market and cap rates have improved over the past 7 months.	$475,000	$225,000
1506750962		DNA	8/22/2014	$380,000	As-Is	MAI appraisal of 8/22/2014 value of $380,000 relied on both approaches to value. Sales Approach value of $380,000 ($65/SF) based on 5 sales and 1 listing comps. Income Approach was also $380,000 based on market developed NOI of $37,986 capped at realistic 10.0%. Collateral is a single-story, mixed-use, commercial building with 5,814 SF GBA (2,584 SF owner-occupied storage and remaining 3,230 SF leased to 3 tenants on MTM basis) all situated on a [ ] acre parcel built in 1970 in Bernalillo (Albuquerque), NM. VCC 9/4/2014 review indicated the subject was 100% occupied and concluded a value of $380,000. However, VCC Income Approach assumed a higher vacancy factor than appraisal (11.8% vs 5.0%) to arrive at $34,483.70 capped at 10.0% to arrive at $350,000 value. Situs review concurs with the $380,000 value as realistic for this rural area property.	$380,000	$0

1506750553	FICO under 650	DNA	7/23/2014	$430,000	As-Is	MAI appraisal on 7/23/2014 valued subject at $430,000 relying on the Income Approach based on market developed NOI of $31,983 capped at reasonable 7.5%. Sales Approach value was $420,000 ($195/SF) based on 5 similar area comps. Collateral is a 2-story plus basement mixed use retail/apartment building with 2 residential and 1 retail (related to owner-occupant) units with 2,160 SF GBA on a .0433 acre parcel built in 1920 +/- years ago in South Ozone Park, NY. VCC review of 7/30/2014 concluded the appraisal value of $430,000 was reasonable. Based on a review of the data and current market trends, Situs concurs.	$430,000	$0

1506750551	DSCR	DNA	7/16/2014	$785,000	As-Is	Appraisal of 7/16/2014 reflected a value of $785,000 ($801/SF) relying on the Sales Approach based on 6 similar sale and 1 listing comps indicating a $799/SF median value. Income Approach $265,000 value based on market developed NOI of $14,504 capped at reasonable 5.50%. Collateral is a below grade medical condominium unit containing 980 SF, within a 31 story mixed-use condominium complex. The building was built in 1985 and has 98 apartments, ground floor retail and 5 below grade medical offices located in the Manhattan area of New York City, NY. VCC review of 8/5/2014 agreed with the Sales Approach appraised value of concluded the appraisal value of $785,000 was reasonable. VCC Income Approach was $240,000 slightly lower than appraisal due to inclusion of reserves in expense analysis. Situs concurs based on a review of the data and current market trends.	$785,000	$0
1506750549	DSCR	DNA	6/24/2014	$190,000	As-Is	MAI Appraisal of 6/24/2014 reflected an “As-Is” value of $190,000 ($110/SF) relying on the Sales Approach based on 4 similar sale and 1 contract comps. Income Approach at $180,000 value based on market developed NOI of $14,857 capped at reasonable 8.25%. Collateral is one-story commercial office building containing 1,791 SF, built in 1954 on a 0.1974 acre site located in Orlando, FL. Subject was purchased in June 2013 for $155,000 by current owner. VCC review of 7/11/2014 determined a $200,000 Sales Approach value and an Income Approach value of $150,000 was reasonable. VCC concluded at $175,000 in-the-middle value. Situs concurs based on a review of the data and current market trends.	$175,000	$15,000
1506750540		DNA	7/2/2014	$2,200,000	As-Is	Appraisal of 7/2/2014 was MAI and indicated a value of $2,200,000 ($35/SF) relying on the Sales Approach based on 5 similar sale comps ranging from $28.39/SF to $42.99/SF concluding to $35/SF value. Income Approach developed $2,180,000 value was based on market assumptions NOI of $241,727 capped at 9.5% with deductions for Lease-up and Cost-to-cure estimates. IRR 2014 Cap Rate report indicates that the cap rate for Class A/B office properties in Atlanta are in the range of 7.5% to 8.5%. Therefore, the Appraisal cap rate is considered slightly high versus the current market since the market has improved over the 9 months since appraisal date. Collateral is three, one & two-story office buildings totaling 72,749 SF within the DeKalb Technology Parkway area in northeast section of Atlanta, GA near intersection of I-285 and I-85. The buildings were built in 1971 on 3.857 acre site. VCC Review of 7/24/2014 concurs with the Sales Approach value of $2,200,000 and an Income Approach of $2,275,000. Situs reviewer knows the property and market and agrees with the $2.2MM value as being realistic and perhaps slightly low given the improvement in market conditions.	$2,200,000	$0

1506750963		DNA	10/8/2014	$365,000	AS-Is	Appraisal of 10/8/2014 reflected an “Leased Fee” value of $365,000 ($38.34/SF) relying on the Income Approach based on market developed NOI of $36,411 capped at reasonable 10.0%. Sales Approach of $360,000 ($38/SF) was based on 4 similar sale comps that ranged from $36.55/SF to $41.05/SF with a mean of $38.64/SF. Collateral is one-story, garage/warehouse commercial building containing 9,520 SF, built in 1980 on 3 contiguous parcels totaling 3.16 acres located in North Versailles (Pittsburg), PA. Subject is 100% owner-occupied. VCC review of 8/21/2014 determined that Appraised value opinion of $365,000 is adequately substantiated by relevant market data and both valuation analyses, and VCC RE concurs with the value opinion. Situs concurs based on a review of the data and current market trends.	$365,000	$0

1506750964		DNA	11/8/2014	$820,000	As-Is	MAI Appraisal of 11/8/2014 reflected a “Leased Fee” value of $820,000 ($70/SF) relied on Income Approach based on market developed NOI of $81,635 capped at reasonable 10.0%. Sales Approach value of $840,000 was based on 4 similar sale comps ranging from $49.06/SF to $77.10/SF concluding to $70/SF. Collateral is four-story with lower level, mixed use, retail and apartment building containing 12,048 SF, built in 1911 on a 0.12 acre site located in Norwich, CT. The interior is divided into two commercial spaces on the first floor and lower level, and 10 apartments. There are three one-bedroom apartments, four two-bedroom units, and three bedroom apartments. One three-bedroom unit on the fourth floor includes a finished loft accessed by circular stairs. Subject was substantially renovated in 2002 and appeared to be in average to good condition and was 100% occupied per appraisal. VCC review of 12/5/2014 determined that the appraised value of $820,000 was reasonable and agreed with value. Situs concurs based on the data and current market trends.	$820,000	$0
1506750472		DNA	10/8/2014	$300,000	As-Is	MAI Appraisal of 10/8/2014 reflected an “As-Is” value of $300,000 ($172/SF) relying on the Sales Approach based on 6 similar sale comps that ranged from $171.81/SF to $202.93/SF indicating a value of $180/SF or $315,000. The Income Approach of $260,000 value was based on market developed NOI of $20,665 capped at realistic 8.00% rate. Subject is a freestanding one-story commercial building containing 1,747 square feet of rentable area. The improvements were constructed in 1948 and renovated in 2013 that is 100% owner occupied as of the effective appraisal date. The site area is 0.17 acres located in Homestead (Miami), FL. VCC review of 10/21/2014 concurred with the appraisal $300,000 value as reasonable. Situs concurs based data review and current market trends.	$300,000	$0
1506750470	DCR, no VOR	DNA	10/7/2014	$750,000	As-Is	MAI appraisal valued collateral at $750,000 ($75,000/Unit) on 10/7/2014 relying on the Income Approach based on market developed NOI of $52,434 capped at 7.0% which is considered slightly aggressive for the age and condition of property. An 8.0% cap would be more realistic in Situs’ opinion. Per IRR 2014 Cap Rate report, the Portland, OR market (suburb of Vancouver 11 miles South) for suburban multifamily market had a 6.5% cap rate for Class B properties. The Sales Approach value was $730,000 based on 5 area comps that ranged from $71,547/unit to $79,167/Unit and concluded to $73,000/Unit. Subject property consists of two, two-story buildings containing 5 townhome apartments per building with 9,834 SF GBA on a 0.44 acre parcel built in 1971 in Vancouver (Portland), WA that was 100% occupied at appraisal. VCC 1/5/2015 review stated that they agreed with the Sales Approach of $730K. VCC felt that the Income Approach used lower vacancy (5.0%) factor than market indicated (7.0%) and the cap rate should be higher. VCC used an 8.0% cap and reduced the NOI arriving at a $625K value but decided that the appraisal would be acceptable since it was within 10% of the VCC estimate. Situs review concurs with the $750,000 value.	$750,000	$0

1506750468		DNA	9/30/2014	$190,000	As-Is	MAI Appraisal of 9/30/2014 reflected a “As-Is” value of $190,000 ($35/SF). The Income Approach value of $170,000 was based on market developed NOI of $18,291 capped at reasonable 10.0% yielding a $185,000 value. Appraiser deducted 6 mos. rent loss for the retail space to arrive at $170,000. Sales Approach value of $195,000 was based on 4 similar sale comps ranging from $32.48/SF to $37.19/SF concluding to $36/SF. Collateral is a mixed-use, one and three-story building built in 1930 that contains ground floor retail space and a two-bedroom apartment unit on the second and third floors having 5,424 SF GBA. Subject is located on a 0.18 acres site in Hartford, CT. Subject was acquired in February 2014 for $190,000. VCC review of 10/6/2014 determined that the appraised value of $190,000 was reasonable and agreed with value. Situs concurs based on the data and current market trends.	$190,000	$0

1506750457	DCR	DNA	8/25/2014	$400,000	As-Is	MAI Appraisal of 8/25/2014 reflected a Leased Fee value of $400,000 ($193.24/SF). The Income Approach value of $400,000 was based on market developed NOI of $26,169 capped at 6.5%. Sales Approach value of $400,000 was based on 4 similar sale comps ranging from $123.50/SF to $308.82/SF concluding to $193.24/SF. Subject collateral is a mixed-use property containing 2 dwelling units (600SF and 700SF) and 1 ground floor retail commercial unit (700SF) totaling 2,070 SF GBA. Buildings were built circa 1900 and was 100% occupied at appraisal date. Subject is located on a 0.02 acres site in Philadelphia, PA. Subject was acquired in February 2014 for $190,000. Rent Roll of 7/31/2014 indicates 100% occupied for 3 units at 1,400 SF each for 4,200 total SF which differs from Appraisal 2,070 SF GBA data. VCC review of 9/16/2014 determined that the appraised value of $400,000 was reasonable and agreed with value. Situs concurs based on the data and current market trends.	$400,000	$0

1506750270	No VOR, incomplete VOM for subject & Cash out refi over 50% LTV with listing in 6 months	DNA	12/9/2014	$905,000	As-Is	MAI appraisal valued collateral at $905,000 ($32,321/Unit) on 12/9/2014 relying on the Income Approach based on market developed NOI of $95,482 capped at 10.0%. Per IRR 2014 Cap Rate report, the Houston market for suburban Class B multifamily market was 6.0%. Given the age and condition of the subject, a 10% cap rate is realistic. The Sales Approach value was $905,000 based on 6 area comps that ranged from $26,217/Unit to $59,375/Unit and concluded to $37,000/Unit. Subject property consists of ten, one-story buildings containing 28 apartment units with 19,600 SF GBA on a 1.032 acre parcel built in 1956 in Houston, TX. At appraisal, the subject was 71% occupied of the 28 total units, however, 8 units were shown being renovated and the remaining 20 units were 100% occupied. VCC 12/22/2015 review stated that they agreed with the appraisal at $905K. Situs review concurs with this value.	$905,000	$0
1506750213	DCR	DNA	11/13/2014	$470,000	As-Is	MAI appraisal of 11/13/2014 concluded a final value of $470,000 ($58,750/Unit) favoring the Sales Approach. The Income Approach of $490,000 was based on market developed NOI of $30,790 capped at a reasonable 6.25%. Per IRR 2014 Cap Rate report, the Sacramento market for suburban Class B multifamily market was 6.25%. The Sales Approach value was $468,000, based on 6 area comps that ranged from $44,786/Unit to $66,330/Unit and concluded to $58,500/Unit. Subject property consists of a two-story building containing 8 apartment units with 5,358 SF GBA and 5,192 SF NRA on a 0.15 acre parcel built in 1960 in Sacramento, CA. At appraisal, the subject was 100% occupied. VCC 12/15/2015 review stated that they agreed with the appraisal at $470K. However, they indicated the appraiser forgot to deduct $2,500 deferred maintenance reducing the value to $467,500 but concurred with the appraisal since it was within 10% of the VCC estimate. After a review of the data, Situs concurs with the VCC and appraised value.	$470,000	$0
1506750206		DNA	10/31/2014	$850,000	As-Is	MAI Appraisal of 10/31/2014 reflected an “As-Is” value of $850,000 ($177/SF). The Sales Approach was based on 6 similar sale comps that ranged from $142.74/SF to $188.16/SF concluding a value of $160/SF or $800,000. The Income Approach of $900,000 value was based on market developed NOI of $65,051 capped at a 7.50% rate. IRR 2014 Cap Rate survey indicates the Los Angeles market for Class A retail is 6.75% to 7.00%. Given the Class B nature of subject, the 7.5% cap rate utilized appears reasonable. Subject is a freestanding one-story commercial building containing 4,800 square feet of rentable area rented to three tenants. The improvements were constructed in 1981 and was 100% occupied as of the effective appraisal date. The site area is 0.4387 acres located in Oxnard, CA. VCC review of 11/3/2014 had some issues with the Appraisal stating that Appraiser concluded to indicated values of $768,000 and $867,000, and added $32,000 and $33,000 within each approach to indicate further upward rounded market value indications of $800,000 and $900,000. The appraiser essentially added $35,000 to the final value within each of the analyses, as “above market rent - leased fee adjustment”. VCC RE quantifies the appraiser analyses as indicated above in the final reconciliation, and does not consider the above market rent to add value as real property and excludes in VCC analysis. Appraisal is clearly misleading and improperly reflects the market, and overstates current subject property market value. Sale Comparison Approach; Relevant recent and proximate market sale and listing data ranges from $119/SF to $126/SF though the appraiser concluded to elevated subject value opinion of $160/SF, and then added $32,000 to indicate value of $800,000. VCC RE concludes to adjusted subject market value opinion of no higher than $140/SF, or $675,000. Income Approach; Appraiser cited far superior rental data and concluded to (above) market subject rent of $1.65/SF/MG, while ample relevant and proximate retail space is available in the south Oxnard area indicating subject market rent of $1.25/SF, thus indicating lower market value of $650,000 based on Direct Capitalization analysis. Situs concurs with VCC value based data review and current market trends.	$675,000	$175,000
1506750198	mortgage history	EBJ	11/1/2014	$170,000	As Is	Appraisal used a 7.25% cap rate for $160,000 value. Sales value of $170,000. VCC concluded a $155,000 value. SFR converted to office. Appraisal used 1,424 SF. The GBA was stated as 1,302 SF in the Engagement Contract and in the assessor data records.	$155,000	$15,000
1506750188		EBJ	10/9/2014	$1,035,000	As Is	The appraisal states the property has 9,287 SF but rent roll and leases have 10,200 SF. The property has 2 NNN tenants paying $135,000 annually. NOI of $108,800 is based on 12% vacancy, 5% mgt, $1,000 for legal/accounting and reserve of $.30 PSF. The IRR Viewpoint 2015 Report states cap rates for Class B suburban Atlanta office space is 8.5%. Property is Class D and a 9% rate has been applied. The value is $1.2MM due to increase income based on larger SF.	$1,035,000	$0
1506750949		EBJ	10/7/2014	$365,000	As Is	The subject is a mixed-use, commercial retail and residential property containing a total of 2,119 SF per appraisal measurement (2,082 SF per Los Angeles County assessor’s office). The property was built in 1949. RR states the property has 2,082 SF. The property has 3 gross leases paying $36,000 annually. Appraiser used a 7% cap rate and NOI of $25,625 based on in place rents, 6% vacancy/CL, 25.3% operating expense ratio including 3% mgt fee and 1% for reserves. The IRR Viewpoint 2015 Report states cap rates for Class B suburban office and multi family Los Angeles space is 7.5% and 6%. 7% rate is reasonable. LoopNet provided sales comps of $153 and $184 PSF or $168.50 PSF which supports the appraisal’s $172 PS value. VCC confirmed the appraised value in their RE Review.	$365,000	$0
1506750180		EBJ	10/7/2014	$300,000	As Is	The appraisal used a 7.5% cap rate on NOI of $22,397. The NOI used revenue based on current roll, 5% vacancy, 3% mgt, $1,500 or $250/unit for reserves and 55% expense ratio of EGI. The IRR Viewpoint 2015 Report states cap rates for Class B suburban Philadelphia multi family is 6.25%. Property is 30 miles from Philadelphia and a 7.5% rate is appropriate.	$300,000	$0
1506750178		EBJ	10/2/2014	$260,000	As Is	The property is owner occupied medical practice. The appraisal has NOI of $21,385 based on 3% vacancy, 3% mgt, $3.64 PSF expenses including reserve of $.10 PSF with a 8.6% cap rate. The IRR Viewpoint 2015 Report states cap rates for Class B suburban Sacramento office space is 8%. The property is a SFR converted into a 1,800 SF medical office building. LoopNet provided recent sales of $125, $135 & $169 PSF. Appraisal used a $145 PSF value.	$260,000	$0
1506750120	DCR	EBJ	9/2/2014	$450,000	As Is	The appraisal states the property has 8,835 SF. 8/2014 Rent roll has 2 tenants paying $4,700/month but leases expire YE 2014. Market rent is $6.50 PSF or $57,428. Appraiser had NOI of $28,056 based on below market rents, 9% vacancy, 4% mgt, and $2.14 PSF for total expenses but no reserves. The IRR Viewpoint 2015 Report states cap rates for Class A Miami industrial space is 6.6%. Property is Class C and a 8% rate has been applied. LoopNet provided recent 2015 sales of $73, $60 & $63 PSF for smaller buildings in better condition. Appraisal used a $50 PSF value.	$450,000	$0
1506750113	Incomplete VOR, Mtg 2x30	EBJ	9/25/2014	$305,000	As Is	The appraisal states the property has 1,952 SF of an apartment and work shop. Appraiser had NOI of $20,036 based on 5% vacancy&LC, 3% mgt, and $8,464 for total expenses with a 3% reserve. A 7% cap rate was used. The IRR Viewpoint 2015 Report states cap rates for Class B Los Angeles suburban office and MF space are 7% and 5.25%. Property is Class B/C and a 7% rate is acceptable. LoopNet provided recent 2015 sales of $197,000/unit, $137,500/unit & $182,500/unit for smaller unit sizes but in better condition. Appraisal used a $160 PSF value. Property was purchased 10/2013 for $300,000. Significant upside if appropriate renovations are made.	$305,000	$0

1506750965		EBJ	8/15/2014	$1,030,000	As Is	The property is a single tenant office building currently being used as a church with a m-t-m lease of $1,200 to an additional religious organization. The appraiser valued the property as an office building paying $14.44 PSF a year. Appraiser had NOI of $73,068 based on 5% vacancy&LC, 24.61% expense ratio including a $.07 PSF reserve. A 7.25% cap rate was used. The IRR Viewpoint 2015 Report states cap rates for Class B Los Angeles suburban office space is 7%. Property is Class B and a 7.25% rate is acceptable. LoopNet provided recent 2014 & 2015 sales of $152, $198, $125, $160 & $133 PSF. Appraisal used a $145 PSF value. A BPO was completed on 7/2/2014 with a $1,190,000 value. Discrepancy in size of Appraisal 7,085 and actual of 7,000 SF which will reduce the value by $12,000. Significant TI costs would be required to convert the building back to office use which were not used to reduce current value.	$1,018,000	$12,000
1506750103		EBJ	8/12/2014	$330,000	As Is	The appraisal states the property has 9,571 SF but rent roll has it at 9,200 SF while the assessor states it at 7,480 SF. This property was a VCC REO sold for $275,000. Appraiser stabilized NOI at $32,291 based on 7% vacancy, $10,195 expenses with a 9.25% cap rate. The IRR Viewpoint 2015 Report states cap rates for Class A Charleston industrial space is 8.25%. Property is Class B/C and a 10% rate would be more appropriate. Due to the question of actual size and cost to stabilize the property, the concluded value is the contract sales price. LoopNet provided no recent sales comparables in the market.	$275,000	$55,000

1506750080	fico, DCR	EBJ	7/17/2014	$1,350,000	As Is	Subject is an 8 unit apartment building with a 6/30/2014 rent roll showing 100% occupancy with annual rent of $97,272. Appraiser had NOI of $53,159 based on market rents, 5% vacancy, 46% Expense ratio including 5% mgt and reserves of $200/unit with a 4% cap rate. VCC confirmed the value in their RE Review. The IRR Viewpoint 2015 Report states cap rates for Class B suburban multi family in San Jose is 4.5%. Applying a cap rate of 4.50% to the NOI leads to a value of $1,181,311. LoopNet provided sales comps that supported the Appraisal’s $170,000/unit value. Reconciling the income and sales approach leads to $1.3MM value.	$1,300,000	$50,000
1506750954		EBJ	10/6/2014	$275,000	As Is	Subject is a 2,620 SF, vacant former 7-11 building. Appraiser used stabilized NOI of $24,345 based on market rents, 15% vacancy, NNN lease,3% mgt and reserves of $.50 PSF with a 9% cap rate. The IRR Viewpoint 2015 Report states cap rates for Class A neighborhood retail in Philadelphia is 6.75%. A 9% cap rate appears reasonable. LoopNet provided sales comps that supported the Appraisal’s $105 PSF value. VCC confirmed the value in their RE Review. There is $20,621 holdback for repairs to the property.	$275,000	$0
1506750051		EBJ	7/18/2014	$490,000	As Is	Subject is a mixed use 12 unit apartment and 2 retail units containing 13,272 SF. A 6/10/2014 rent roll shows 100% occupancy with annual rent of $114,810. Appraiser had NOI of $50,139 based on market rents, 15% vacancy/CL, $49,464 in expenses including 5% mgt and reserves of 3% with a 9.5% cap rate. The IRR Viewpoint 2015 Report states cap rates for Class B urban multi family in Hartford is 8.75%. Appraisal income is higher than actual in place and the adjusted NOI is $48,306 with a cap rate of 9.50% leads to a value of $508,500 or approximately $22,500 less than Appraiser’s income approach. LoopNet provided sales comps that supported the Appraisal’s $33.15 PSF value. Reconciling the income and sales approach leads to $475,000 value.	$475,000	$15,000

1506750050		EBJ	7/18/2014	$385,000	As Is	Subject is a 2,800 SF, Class D two-story retail building built in 1940. A 6/25/2014 rent roll shows 100% occupancy of 2,564 SF with annual rent of $25,200. 2,564 SF was confirmed with County website. Appraiser had NOI of $26,970 based on market rents, 5% vacancy/CL, $10,080 in expenses including 3% mgt and reserves of 3% with a 7% cap rate. The IRR Viewpoint 2015 Report states cap rates for Class A community retail in Los Angeles is 6.75%. LoopNet provided 11-12/2014 sales comps of $164, $89, $127 and $137 PSF which support the Appraisal’s $135 PSF value. Appraisal income is $13,800 higher than actual in place, a cap rate of 7.50% is more appropriate and smaller SF leads to a reconciled value of $350,000.	$350,000	$35,000

1506750047		EBJ	7/17/2014	$1,570,000	As Is	The subject improvement consists of a Class A/B, single-story building retail strip center built in 2007, comprising of 17,783 SF. A 6/9/2014 rent roll shows 78.81% occupancy with annual rent of $210,522 including CAM. Appraiser had NOI of $138,180 based on in place rents and market rents, 21% vacancy/CL, $79,301 in expenses including 3% mgt and reserves of $.25 PSF with a 9% cap rate. The IRR Viewpoint 2015 Report states cap rates for Class A neighborhood retail in Orlando is 7%. Appraisal could have applied a lower cap rate in the 8% range. LoopNet provided current sales comps that supported the Appraisal’s $90 PSF value.	$1,570,000	$0

1506750020		EBJ	10/28/2014	$835,000	As Is	The subject improvement consists of a Class B, single-story building retail strip center built in 1985, comprising of 10,000 SF. An 11/25/2014 rent roll shows 100% occupancy with annual rent of $110,724 and 10,018 SF. Appraiser had NOI of $74,715 based on in place rents, 10% vacancy/CL, 25% operating expense ratio including 4% mgt and reserves of $.15 PSF with a 9% cap rate. The IRR Viewpoint 2015 Report states cap rates for Class A neighborhood retail in Greensboro is 8%. LoopNet provided current sales comps that supported the Appraisal’s $84 PSF value. VCC concluded a value of $825,000 based on contract price and minor adjustments.	$825,000	$10,000
1506750019		EBJ	7/1/2014	$650,000	As Is	The subject improvement consists of a Class C, 4-story office building built in 1961, comprising of 35,092 SF. A 5/11/2014 rent roll shows 14 tenants with annual rent of $164,677. Appraisal stated the building was 84% vacant. Appraiser had stabilized NOI of $92,734 based on in place and market rents, 31% vacancy/CL, 73.7% operating expense ratio including 5% mgt and reserves of $.30 PSF with a 10% cap rate. The IRR Viewpoint 2015 Report states cap rates for Class B suburban office in Syracuse is 8.5%. LoopNet provided 2014/2015 sales comps of $15, $12, $157, $43 and $88 PSF that supported the Appraisal’s $26 PSF value. Appraisal had a $270,000 vacancy adjustment (rent loss, leasing costs, and needed renovation) for both value approaches. VCC RE concurs with final value opinion.	$650,000	$0

1506750018		EBJ	4/9/2014	$550,000	As Is	The subject improvement consists of a Class B/C, 5 unit, single-story retail building built in 1997, comprising of 9,680 SF. A 3/18/2014 rent roll shows 4 tenants occupying 88% with annual rent of $70,404. Appraiser had NOI of $49,204 based on in place and market rents, 8.5% vacancy/CL, 40% operating expense ratio including 7% mgt, legal and accounting but no reserves were included with a 9% cap rate. The IRR Viewpoint 2015 Report states cap rates for Class B community retail in Cleveland is 8.5%. LoopNet provided 7/2014-1/2015 sales comps of $76, $66, $33, $55 and $44 PSF that supported the Appraisal’s $55 PSF value. Appraisal did not include any rent loss, TI’s or LC’s ($11,000) for vacant space and $.30 PSF ($2,904*.09%) for reserves which leads to an income approach adjustment to $515,000. VCC RE concluded a final value opinion of $465,000 primarily due lack of sales support.	$515,000	$35,000
1506750913	Rural Property	EBJ	1/19/2015	$1,100,000	As Is	The subject improvement consists of a Class C, 16 unit, two freestanding, two story multi family buildings built in 1987, comprising of 13,792 SF. A 1/19/2015 rent roll shows the property is 100% occupied with annual rent of $122,160. Appraiser had NOI of $71,454 based on market rents of $120,000, 7% vacancy/CL, 35.97% operating expense ratio including 6.34% mgt fee, and reserves of $2,000 ($125/unit) were included with a 6.5% cap rate. Of the seven Sale Comparables used in Appraisal, four indicated Capitalization Rates of: 6.02%, 4.72%, 6.34 and 6.88%. LoopNet provided additional rates in the area between 4.72% to 6.96%. LoopNet provided 2/2014-1/2015 sales comps of $79,889, $87,500, $90,182, and $65,000/unit that supported the Appraisal’s $70,000/unit value. Appraisal used a $125/unit reserve figure which should be $250/unit or an additional $2,000 capped at 6.5% leads to an income approach adjustment of $30,769 to $1,069,231 . VCC RE concluded a final value opinion of $1,100,000 in agreement with the Appraisal.	$1,070,000	$30,000

1506750222	FICO, DCR	EBJ	12/3/2014	$425,000	As Is	The subject improvement consists of a Class C, two and one half-story commercial structure consisting of one unit containing 2,420 SF, built in 1930. The property is 100% owner occupied. Appraiser had NOI of $22,516 based on market rents of $29,040, 7% vacancy/CL, NNN lease, $1,815 Maintenance, 3% mgt fee, and reserves of $.50 PSF were included with a 7.05% cap rate. The IRR Viewpoint 2015 Report states cap rates for Class B suburban office in Northern New Jersey is 6.75%. LoopNet provided sales comps of $209, $200, and $189 PSF which supported the Appraisal’s $175 PSF value. VCC RE states there is 2,000 SF but valued the property at $207.50 PSF or $415,000. Unable to confirm correct SF with City/County website.	$415,000	$10,000
1506750966		EBJ	5/28/2013	$510,000	As Is	The subject improvement consists of a Class C, industrial/retail building with one unit containing approximately 11,781 SF, built in 1945. The property is 100% owner occupied. [*] Appraiser had NOI of $54,640 based on market rents of $6 PSF, 10% vacancy/CL, NNN lease, $.35 Maintenance, 3% mgt fee, and reserves of $.25 PSF were included with a 10.50% cap rate. The IRR Viewpoint 2015 Report states cap rates in the Central Region of the US for retail community space average is 7.77%. LoopNet provided 7/2014-1/2015 sales comps of $51, $50, $31, and $48 PSF which strongly support the Appraisal’s $43.29 PSF value. The property has more than likely increased in value based on current sales and lower cap rates but no change was made.	$510,000	$0

1506750967		EBJ	4/15/2013	$5,300,000	As Is	The subject improvement consists of a Class B, five story, office building with 53,482 SF, built in 1984. Rent roll dated 3/2013 stated an 82% occupancy. 2015 rent roll has a 47% occupancy. The IRR Viewpoint 2015 Report states cap rates for Class B suburban office in Dallas is 7.5%. LoopNet provided 10/2014-2/2015 sales comps of $72, $77, $51, and $24 PSF. VCC RE concluded a final value opinion of $3.7MM or $69.18 PSF as of 4/2013. LoopNet provided market rents of $12 PSF, CBRE states 18.4% vacancy or 20% to include loss collections for EGI of $513,427. 45% for operating expense ratio and $.20 PSF for reserves leads to NOI of $271,688 caped at 7.5% leads to a stabilized value of $3.62MM. Lease up cost from current occupancy rate of 47% to 82% (18,501 SF) is $66,604 (6%) for LC’s, $370,025 ($20 PSF) for TI’s and 10% for loss rent/profit/carry costs of $362,000. The as is value is $2.82MM or $52.75 PSF.	$2,820,000	$2,480,000

1506750968		EBJ	9/10/2013	$595,000	As Is	The subject improvement consists of a Class C, multi-tenant office building with 5,229 rental SF, renovate in 1970 and built in 1925. At the time of the appraisal the building was 100% occupied with 49% being owner occupied. Rent roll dated 7/2013 stated 97.25% occupancy. VCC RE concluded a final value opinion of $475,000 or $90.84 PSF as of 10/2013.The IRR Viewpoint 2015 Report states cap rates for Class B suburban office in Denver is 7%. LoopNet provided 10/2014-12/2014 sales comps between $90 to $125 PSF. LoopNet provided market rents of $15 PSF, CoStar 4Q 2014 states 10.6% vacancy or 12% to include loss collections for EGI of $69,023, 40% for operating expense ratio and $.20 PSF for reserves leads to NOI of $40,368 caped at 7.5% leads to a stabilized value of $538,238. Current occupancy is unknown but lease up costs for vacant building are estimated at $23,531 (6%) for LC’s, $52,290 ($10 PSF) for TI’s and 10% for loss rent/profit/carry costs of $53,824. The as is value is $408,594 or $78.14 PSF.	$408,500	$186,500

Loan Count	Investor Loan ID	CITY	STATE	PROPTYPE	[*]	Appraisal Date	Appraisal Amount	Appraisal Type	Situs Valuation Comments	Situs Concluded Value	Appraisal - Situs Concluded Value Differential
1	1506750004	Riverside	CA	Retail	DNA	11/22/2011	$350,000	As Is	Appraisal dated 11/22/2011 used, a reasonable for the time, 7.0% cap rate on $22,719 NOI that was developed based on 6 market rent comps adjusted to range between $.63/SF to $1.25/SF triple net and $1.00/SF modified gross averaging $89/SF month or $10.68/SF annually consistent with the 2011 subject rent to arrive at $325,000 Income Approach value estimate. Market approach used 5 sales comps ranging from $131/SF to $229/SF adjusted to average $150/SF to arrive at $360,000 via Sales Comp Approach. Appraisal concluded a value of $350,000 ($145.83/SF) that appeared reasonable at the time of the appraisal. LoopNet reflected 3 recent 3rd-4th Q 2104 sale comps ranging from $206.99/SF at 5.8% cap rate; $276/SF and $204.61/SF. Situs used the IRR Viewpoint for Q1 2015 report which indicated West Region had 6.8% cap rate for community retail properties. IRR showed Los Angeles overall market including Anaheim had cap rate for Class A Community retail at 6.75%. IRR indicated the cap rates had been falling over past few years. Situs reviewed the Q1 2015 CoStar and RERC retail (general retail properties) reports for Los Angeles which reflected cap rates ranging from 6.3% to 6.9% with the western region at 6.8%. CoStar 1Q 2015 showed general retail properties vacancy overall at 3.9% with rents at $28.91/SF. CoStar also indicated average sales price for larger under 25,000SF sized retail properties was $283.31/SF. Market data doesn’t directly address small retail such as the subject, however, overall market conditions do reflect what the retail market is doing for general data purposes. Given the data, age of property, property use and area, Situs selected a cap rate of 7.5% as realistic. Situs U/W developed value using current rent determined by the 2.5% annual rental increases noted in the Appraisal from 1/5/2010 thru 1/5/2015 to arrive at a 2015 monthly rent of $2,423 equaling $29,082 annual gross possible rent. A 5.0% vacancy factor was implied. Expenses are on a triple net basis, management and reserves were based on 5.0% and $.50/SF respectively totaling $4,035 resulting in NOI of $25,047 capped at 7.5% equaling $334,000 ($139/SF) on the income approach. Sales of retail bldgs. under 25K/SF averaged $388.32/SF in the market at a 5.89% cap rate. Collateral is a single-story rectangular shaped retail “C” store building named [*] located in Riverside, CA having GBA of 2,400 SF, built in 1967 on a 0.28 acre site with adequate parking that is 100% occupied by market tenant. The surrounding neighborhood is comprised of mainly older single family residential, multifamily and commercial uses that appear to be in average condition.	$335,000	-$	15,000
2	1506750005	Winston Salem	NC	Office	DNA	2/11/2013	$1,190,000	As Is	MAI Appraisal dated 2/11/2013 used a 9.0% cap rate, reasonable at that time, on $106,147 NOI which was developed using rental income based on 4 market rent comps adjusted to range between $15.48/SF to $16.66/SF based on full service and modified gross basis consistent with the current subject rent to arrive at $1,190,000 ($119.55/SF) Income Approach value estimate. Appraisal Market Approach used 5 sales comps ranging from $112.60/SF to $135.26/SF adjusted to average $123.10/SF and concluded to $125/SF value estimate to arrive at $1,245,000 per Sales Approach. Appraisal concluded As Is value of $1,190,000 ($119.55/SF), that appeared reasonable at the time of the appraisal. LoopNet reflected 3 recent 3rd-4th Q 2104 sale comps ranging from $117.26/SF; $141.33/SF and $110.30/SF. Situs used the IRR Viewpoint for Q1 2015 report for Greensboro/Winston Salem, NC indicating a 7.50% cap rate for Class B suburban office product. Situs reviewed the Q1 2015 CoStar that showed vacancy overall for Class B Office had decreased from 11.1% in 4Q 2014 to 10.7%. The subject’s South Forsyth County Submarket showed Class B Office had 5.9% vacancy at average rents of $16.15/SF. CoStar also indicated average sales price for under 50K/SF sized office properties had a 7.68% cap rate. Given the data, age of property, property use and area, Situs selected a cap rate of 8.0% as realistic. Situs U/W developed Income Approach using current 2015 rent determined by the 2013 rent roll and Argus projections in appraisal. The rent analysis provided indicate the subject had one lease that expired on 10/31/2013 with renewal unknown. Appraisal projected it would renew or be released and projected January 2015 rents for this space. Situs U/W estimated GPR at $173,837 ($17.46/SF); 11.0% market vacancy factor per CoStar; expenses at appraisal projections of $49,340 ($4.96/SF) including reserves of $2,050 resulting in NOI of $105,375 capped at 8.0% equaling $1,300,000 ($130.60/SF) rounded via the income approach. Collateral is a single-story, multi-tenant office building containing 3 office suites located in Winston Salem, NC having GBA of 9,954 SF, built in 1995 on a 1.50 acre site with adequate parking that was 100% occupied at the time of the appraisal by 3 tenants. The surrounding neighborhood is comprised of mainly commercial uses with some institutional and residential multifamily uses. Subject is located in Kimel Park, a medical and general office subdivision. Appraisal reported the subject to be in average condition.	$1,300,000		$110,000
3	1506750013	Brooklyn	NY	Mixed Use	DNA	9/19/2014	$450,000	As Is	Adjacent property to below loan. Appraisal of 9/19/2014 used a reasonable 7.5% cap rate, at that time, on $32,120 NOI with developed rental income based on 3 market rent comps adjusted to range between $18.00/SF to $28.00/SF based on Partially net and gross lease terms. Appraiser used $22/SF rent for retail and $1,500/month rent for apartment in proforma to arrive at $430,000 ($184/SF) Income Approach value estimate. Appraisal Market Approach used 4 sales comps ranging from $184/SF to $206/SF adjusted to average $191/SF and concluded to $200/SF value estimate to arrive at $465,000 via the Sales Approach. Appraisal concluded As Is value of $450,000 ($193/SF), that appeared reasonable at the time of the appraisal. LoopNet reflected 3 recent 2014-2015 sale comps for Multifamily at $385,714/Unit and $133,333/Unit with 1 true Mixed Use at $268.87/SF. Situs used the IRR Viewpoint for Q1 2015 report for New York City (closet available market data to subject) indicating a 5.50% cap rate for Retail and 5.0% for Multifamily. Given the data, age of property, property use and area, Situs selected a cap rate of 7.5%, similar to Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $44,356; 5.0% vacancy factor; expenses at appraisal projections of $10,018 ($4.30/SF) including reserves of $843 resulting in NOI of $32,120 capped at 7.5% equaling $430,000 ($184/SF) via the income approach. Situs concludes a $450,000 value as reasonable based on the data reviewed. Collateral is a two-story-over-basement, mixed use building built in 1920 and extensively renovated in 2008/2009. It contains a ground floor 1,198 SF retail space and a 2nd floor 2BR/1BA apartment unit of 1,100 SF with the unimproved basement not included in square feet total. Subject located in Brooklyn, NY having GBA of 2,332 SF, situated on a 1,450 SF (0.0333 acre) site with only street parking available that was 100% vacant at the time of the appraisal and in lease-up due to renovation. The surrounding neighborhood is comprised of mainly commercial retail and office uses with some residential multifamily uses. Appraisal reported the subject to be in overall excellent condition.	$450,000		$0

Loan Count	Investor Loan ID	CITY	STATE	PROPTYPE	[*]	Appraisal Date	Appraisal Amount	Appraisal Type	Situs Valuation Comments	Situs Concluded Value	Appraisal - Situs Concluded Value Differential
4	1506750014	Brooklyn	NY	Mixed Use	DNA	9/19/2014	$450,000	As Is	Adjacent property to above loan. Appraisal of 9/19/2014 used a reasonable 7.5% cap rate, at that time, on $32,120 NOI with developed rental income based on 3 market rent comps adjusted to range between $18.00/SF to $28.00/SF based on Partially net and gross lease terms. Appraiser used $22/SF rent for retail and $1,500/month rent for apartment in proforma to arrive at $430,000 ($184/SF) Income Approach value estimate. Appraisal Market Approach used 4 sales comps ranging from $184/SF to $206/SF adjusted to average $191/SF and concluded to $200/SF value estimate to arrive at $465,000 via the Sales Approach. Appraisal concluded As Is value of $450,000 ($193/SF), that appeared reasonable at the time of the appraisal. LoopNet reflected 3 recent 2014-2015 sale comps for Multifamily at $385,714/Unit and $133,333/Unit with 1 true Mixed Use at $268.87/SF. Situs used the IRR Viewpoint for Q1 2015 report for New York City (closet available market data to subject) indicating a 5.50% cap rate for Retail and 5.0% for Multifamily. Given the data, age of property, property use and area, Situs selected a cap rate of 7.5%, similar to Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $44,356; 5.0% vacancy factor; expenses at appraisal projections of $10,018 ($4.30/SF) including reserves of $843 resulting in NOI of $32,120 capped at 7.5% equaling $430,000 ($184/SF) via the income approach. Situs concludes a $450,000 value as reasonable based on the data reviewed. Collateral is a two-story-over-basement, mixed use building built in 1920 and extensively renovated in 2008/2009. It contains a ground floor 1,198 SF retail space and a 2nd floor 2BR/1BA apartment unit of 1,100 SF with the unimproved basement not included in square feet total. Subject located in Brooklyn, NY having GBA of 2,332 SF, situated on a 1,450 SF (0.0333 acre) site with only street parking available that was 100% vacant at the time of the appraisal and in lease-up due to renovation. The surrounding neighborhood is comprised of mainly commercial retail and office uses with some residential multifamily uses. Appraisal reported the subject to be in overall excellent condition.	$450,000	$0
5	1506750016	Cincinnati	OH	Multifamily	DNA	5/7/2014	$500,000	As Is	MAI Appraisal of 5/7/2014 used a reasonable 9.5% cap rate, at that time, on $48,339 NOI with developed rental income based on 7 market apartment rent comps adjusted to range between $375/Unit/Mo to $615/Unit/Mo. Appraiser used $460/Unit/Mo rent in proforma to arrive at $500,000 ($20,833/Unit) Income Approach value estimate. Appraisal Market Approach used 6 sales comps ranging from $17,000/Unit to $26,000/Unit and concluded to $20,833/Unit value estimate to arrive at $500,000 via Sales Approach. Appraisal concluded As Is value of $500,000 ($20,833/Unit), that appeared reasonable at the time of the appraisal. Situs used the IRR viewpoint for Q1 2015 report for Cincinnati, OH indicating a 7.5% cap rate for Class B suburban Multifamily. Situs reviewed LoopNet recent sales (Q4 2014) of similar multifamily properties in the market that indicated the cap rates of 10.82%; 12.72% and 9.98% on sales of $20,200/Unit; $19,200/Unit and $32,100/Unit respectively. Given the data, age of property, Class C property use and area, Situs selected a cap rate of 9.5% considered conservative but realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $131,004; allowances for 7% vacancy factor and 2.0% credit loss plus $659 other income (similar to appraisal) and expenses at appraisal projections of $83,486 ($3,479/Unit) including reserves of $300 unit resulting in NOI of $48,339 capped at 9.5% equaling $500,000 rounded ($20,333/Unit) via the income approach. Situs concludes a $500,000 value as reasonable based on the data reviewed. Collateral is a two-story, 24-unit garden apartment community built in 1969. It contains 24, 1BR/1BA apartment units averaging 490 SF each. Subject located in Cincinnati, OH has GBA of 14,592 SF, situated on a 0.44 acre site with adequate parking provided. Subject was 95.8% occupied at the time of the appraisal. The surrounding neighborhood is comprised of mainly residential and multifamily uses with commercial properties at major intersections. Appraisal reported the subject to be in overall average condition.	$500,000	$0
6	1506750025	Santa Fe Springs	CA	Warehouse	DNA	5/30/2014	$2,400,000	As Is	Appraisal of 5/30/2014 used a 6.0% cap rate, at that time, on $123,866 NOI developed rental income based on 6 market rent comps adjusted to range between $5.76/SF to $7.56/SF based on gross lease terms. Appraiser used $6.53/SF rent for subject in proforma to arrive at $2,065,000 ($71.68/SF) Income Approach value estimate. Appraisal Market Approach used 6 sales comps ranging from $75.21/SF to $100.10/SF adjusted to average $90.00/SF and concluded to $90.00/SF value estimate to arrive at $2,595,000 via Sales Approach. Appraisal concluded As Is value of $2,400,000 ($83.30/SF), that appeared reasonable at the time of the appraisal. LoopNet reflected 3 recent 2014-2015 sale comps for Industrial at $111.34/SF; $151.64/SF and $88.15/SF. Situs used the IRR viewpoint for Q1 2015 report for Los Angeles (subject within this market area) indicating a 6.0% to 6.5% cap rate range for Class A industrial/warehouse properties. Situs reviewed the Q1 2015 CoStar and RERC reports for Los Angeles which reflected cap rates ranging from 5.9% to 6.6% with the western region at 6.6%. CoStar 1Q 2015 showed vacancy overall had reduced to 3.0% for warehouse product, a continuing decreased from 3.2% in 4Q 2014. Mid-Counties/LA /Santa Fee Springs Submarket showed 3.0% vacancy at average rents of $6.85/SF. CoStar also indicated average sales price for similar sized warehouse properties was $109.60/SF giving subject a potential sales value of $3.1MM confirming realistic appraisal sales value estimate. Given the data, age of property, property use and area, Situs selected a cap rate of 7.0%, higher than Appraisal, as reasonable. This is a tight market for industrial uses and has indicated strong performance even during the previous down economic conditions. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $188,236 ($6.53/SF); applied a 5.0% vacancy factor and expenses at appraisal projections of $54,958 ($1.91/SF) including reserves of $4,322 ($0.15/SF) resulting in NOI of $123,866 capped at 7.0% equaling $2,065,000 ($71.68/SF) via the income approach. Situs concludes a $2,400,000 value as reasonable based on the data reviewed. Collateral is a single-story, industrial/warehouse property building built in 1962. Subject located in Santa Fee Springs, CA and has GBA of 28,810 SF including 9,200 SF office build out, situated on a 1.83 acre site with adequate parking available that was 100% occupied by owner (72%) and one tenant (28%) at the time of the appraisal. The surrounding neighborhood is comprised of mainly older master planned industrial community uses. Appraisal reported the subject to be in overall good design and condition.	$2,400,000	$0
7	1506750026	Victorville	CA	Multifamily	DNA	5/22/2014	$755,000	As Is	Appraisal of 5/22/2014 used a reasonable 7.5% cap rate, at that time, on $56,680 NOI developed rental income based on 6 market rent comps adjusted to range between $625/Unit/Mo to $775/Unit/Mo. Appraiser used $750/month rent for apartment in proforma to arrive at $755,000 ($68,636/Unit) Income Approach value estimate. Appraisal Market Approach used 8 sales comps ranging from $57,348/Unit - $63.44/SF to $76,000/Unit - $103.07/SF adjusted to average the concluded value of $65,000/Unit - $65.00/SF value estimate to arrive at $715,000 on a per Unit - $815,000 on a SF basis as the Sales Approach. Appraisal concluded As Is value of $755,000 ($68,636/Unit), that appeared reasonable at the time of the appraisal. LoopNet reflected 3 recent 2014-2015 sale comps for Multifamily at $32,917/Unit; $66,500/Unit at 6.0% cap rate and $88,000/Unit. Situs used the REIS report for Q1 2015 report for Los Angles (subject in NE/Palmdale/Lancaster Submarket) indicating a 4.4% vacancy rate at asking rents of $866/Mo with 35.5% average operating expenses. REIS reported reflected sales cap rates ranging from 3.9% to 4.9% with the 12-month mean rolling of 4.7%. Given the data, age of property, property use and area, Situs selected a cap rate of 7.5%, similar to Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $99,000; applied a 10.0% vacancy factor similar to appraisal and expenses at appraisal projections of $32,420 (36.39%) including reserves of $2,000 ($182/Unit) resulting in NOI of $56,680 capped at 7.5% equaling $755,636 ($68,636/Unit) via the income approach. Situs concludes a $755,000 value based on Income Approach as reasonable based on the data reviewed. Collateral is two, two-story, apartment buildings built in 1986. It contains 11 total (2BR/2BA) units averaging 950 SF. Subject located in Victorville, CA having GBA of 12,550 SF, situated on a 0.72 acre site with adequate parking available that was 100% occupied on 4/16/2014 at the time of the appraisal. The surrounding neighborhood is comprised of mainly residential and multifamily uses with some commercial uses on the main thoroughfares. Appraisal reported the subject was in overall average condition.	$755,000	$0

Loan Count	Investor Loan ID	CITY	STATE	PROPTYPE	[*]	Appraisal Date	Appraisal Amount	Appraisal Type	Situs Valuation Comments	Situs Concluded Value	Appraisal - Situs Concluded Value Differential
8	1506750071	Oakland	CA	Multifamily	DNA	7/11/2014	$480,000	As Is	Appraisal of 7/11/2014 used a reasonable 7.0% cap rate, at that time, on $35,414 NOI developed rental income based on 4 market rent comps adjusted to range between $950/Unit/Mo to $1,400/Unit/Mo. Appraiser used $1,000/Unit/month rent for apartment in proforma to arrive at $505,000 ($101,000/Unit) Income Approach value estimate. Subject averages actual rent of $1,120/Unit/Mo rent but due to Oakland market having rent control laws, the appraiser used the lower market rent. Appraisal Market Approach used 6 sales comps ranging from $86,250/Unit to $104,650/Unit adjusted to average the concluded value of $90,000/Unit value estimate to arrive at $450,000 as the Sales Approach. Appraisal concluded As Is value of $480,000 ($96,000/Unit), that appeared reasonable at the time of the appraisal. Recent 2015-2015 Sales comps per LoopNet ranged from $92,500/Unit to $135,000/Unit for the market. Situs used the Berkadia report for Q1 2015 report for Oakland (San Leandro/Hayward submarket) indicating a 3.2% vacancy rate at average rents of $1,815/Mo. REIS reported reflected sales cap rates ranging from 5.4% to 6.2% with the 12-month mean rolling of 5.5%. Given the data, age of property, property use and area, Situs selected a cap rate of 7.0%, similar to Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $60,000; applied a 5.0% vacancy factor similar to appraisal and expenses at appraisal projections of $21,586 (37.9%) including reserves of $1,500 ($300/Unit) resulting in NOI of $35,414 capped at 7.0% equaling $505,900 ($101,180/Unit) via the income approach. Situs concludes a $505,900 value based on Income Approach as reasonable based on the data reviewed. Collateral is a two-story, apartment building built in 1957. It contains 5 total (4- 1BR/1BA and 1-2BR/1BA) units averaging 592 SF. Subject located in Oakland, CA has GBA of 3,096 SF, situated on a 0.1148 acre site with adequate parking available that was 100% occupied on 7/11/2014 at the time of the appraisal. The surrounding neighborhood is comprised of mainly residential and multifamily uses with some commercial uses on the main thoroughfares. Appraisal reported the subject was in overall average condition.	$505,900	$25,900
9	1506750073	North Las Vegas	NV	Multifamily	DNA	8/20/2014	$8,200,000	As Is	MAI Appraisal of 8/20/2014 used a reasonable 8.25% cap rate, at that time, on $659,538 NOI developed rental income based on 5 market rent comps adjusted to range between $450/Unit/Mo to $773/Unit/Mo. Appraiser used an average of $622/Unit/month rent for apartment in proforma to arrive at $8,050,000 ($31,944/Unit) Income Approach value estimate. Subject averages actual rent of $622/Unit/Mo rent at time of appraisal. Appraisal Market Approach used 5 sales comps ranging from $26,932/Unit to $33,783/Unit adjusted to average the concluded value of $33,000/Unit value estimate to arrive at $8,380,000 as the Sales Approach. Appraisal concluded As Is value of $8,200,000 ($32,540/Unit), that appeared reasonable at the time of the appraisal. Latest 2014/2015 Sales comps per LoopNet ranged from $51,667/Unit; $53,438/Unit to $61,253/Unit for the market. Situs used the REIS 1Q 2015 report which reflected subject located in North Las Vegas submarket with 5.7% vacancy with $839/Mo asking rents. REIS also indicated sales cap rates ranging from 7.7% to 8.0% with the 12-month mean rolling of 6.7%. Given the data, age of property, property use and area, Situs selected a cap rate of 8.25%, similar to Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $1,881,408 plus $60,000 other income; applied a 16.0% vacancy, including 1.0% for Concessions factor similar to appraisal and expenses at appraisal projections of $971,245 (59.6%) including reserves of $75,600 ($300/Unit/Yr.) resulting in NOI of $659,538 capped at 8.25% equaling $8,050,000 ($31,944/Unit) via the income approach. Situs, taking into consideration the combination of the income and sales approach values concludes a $8,200,000 value as reasonable based on the data reviewed. Collateral is a 18 two-story apartment buildings. The site is improved with a 227,097 SF, 252 unit multifamily complex which was 72% occupied at time of appraisal. The Class C complex includes a unit mix of 25% one bedroom, 33% two bedroom, and 41% three bedroom units. The complex was constructed in 1997 and is in overall average condition as of the date of inspection. The property was originally constructed as affordable housing; currently the affordable rental rates are above market rates. Additionally, there is a 16,329 SF commercial bldg. that houses the leasing office, community room storage/shop and laundry facility of 8,385 SF. The remaining 7,943 sf was unoccupied and unfinished at appraisal. Subject located in Las Vegas, NV situated on a 11.77 acre site with 416 parking spaces provided. The surrounding neighborhood is comprised of mainly residential and multifamily uses with some commercial uses on the main thoroughfares.	$8,200,000	$0
10	1506750075	Roanoke	VA	Multifamily	DNA	8/18/2014	$300,000	As Is	Appraisal of 8/18/2014 used a reasonable 9.25% cap rate, at that time, on $28,031 NOI developed rental income based on 22 market rent comps adjusted to range between $400/Unit/Mo to $600/Unit/Mo averaging $483.50/Unit/Mo. Appraiser used an average of $451.88/Unit/month actual rent for apartment in proforma to arrive at $300,000 ($37,500/Unit) Income Approach value estimate. Appraisal Market Approach used 38 small multifamily sales comps ranging from $43,455/Unit to $46,317/Unit adjusted to average the concluded value of $37,500/Unit value estimate to arrive at $300,000 as the Sales Approach. Appraisal concluded As Is value of $300,000, that appeared reasonable at the time of the appraisal. Latest 2014/2015 Sales comps per LoopNet ranged between $23,256/Unit to $61,253/Unit for the market. Situs used the IRR 1Q 2015 report for Richmond, VA (closest market to Roanoke, VA) with indicated cap rate of 6.5% for Class B multifamily. Given the data, age of property, property use and area, Situs selected a cap rate of 9.25%, similar to Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $46,020; applied a 5.0% vacancy and expenses at appraisal projections of $15,706 (35.9%) including reserves of $1,400 ($175/Unit/Yr.) resulting in NOI of $28,031 capped at 9.25% equaling $300,000 rounded ($37,500/Unit) via the income approach. Situs concludes a $300,000 value as reasonable based on the data reviewed. Collateral is a two-story, Class C, 8 unit, 5,776 GBA apartment building built in 1949. Subject was 100% occupied at time of appraisal. Subject located in Roanoke, VA situated on a acre site with adequate parking provided. The surrounding neighborhood is comprised of mainly residential uses with numerous commercial uses on the main thoroughfare, Williamson Rd, one block away.	$300,000	$0
11	1506750086	Berlin	CT	Mixed Use	DNA	9/23/2014	$510,000	As Is	Appraisal dated 9/23/2014 used, a reasonable for the time, 9.5% cap rate on $47,027 NOI to arrive at $500,000 Income Approach. The value was developed based on 7 retail market rent comps that ranged between $6.67/SF to $18.00/SF on either a modified gross, modified net or NNN basis. The subject property retail units indicate rental rates ranging from $5.13/SF to $16.00/SF and an average rental rate of $7.13/SF on a NNN basis, which is within the lower end of the range indicated by the comparable properties. Appraiser used small retail space at actual $16/SF; medium retail at actual $6.45/SF with the vacant warehouse space at $3/SF market and garage at $5/SF to arrive at $65,398 GPI projected. Market approach used 4 sales comps for office/retail/warehouse ranging from $42.44/SF to $49.64/SF adjusted to average $45/SF to arrive at $520,000 rounded via Sales Comp Approach. Appraisal concluded a value of $510,000 ($43.39/SF) that appeared reasonable at the time of the appraisal. Recent Sales comps from 2014-2015 per LoopNet ranged from $73.13/SF; $125.98/SF to $381.94/SF for the market. Situs used the IRR Viewpoint for Q1 2015 report which indicated Hartford, CT (closest market to New Berlin) had 8.5% cap rate for community retail properties and 10.0% for industrial. Situs reviewed the Q1 2015 CoStar report for general retail properties for Hartford and the subject’s Hartford South Submarket which reflected general retail properties vacancy overall at 4.3% with Berlin at 3.4%. Rents for overall market were at $12.23/SF and New Berlin was at $9.79/SF. Market data doesn’t directly address small retail, warehouse, mixed use such as the subject, however, overall market conditions do reflect what the retail market is doing for general data purposes. Given the data, age of property, property use and area, Situs selected a blended cap rate of 9.5% as realistic. Situs U/W developed value using current rent per appraisal to arrive at $65,398 GPI. A 10.0% vacancy factor was implied. Expenses of $40,235 ($3.50/SF) resulting in NOI of $47,027 capped at 9.5% equaling $500,000 ($43.52/SF) on the income approach. Sales of retail bldgs. averaged $45/SF in the market. Situs considered the higher sales value and concluded with the appraiser at $510,000. Collateral is a single story retail and warehouse use building that contains approximately 10,312 square feet, a single story one bedroom apartment building that contains approximately 696 square feet, and a single story garage that contains approximately 480 square feet. Collectively, the subject property contains approximately 11,488 SF of building area located in Berlin, CT, built in 1940 on a 0.95 acre site with adequate parking. There are four tenant occupied retail units that range in size from 450 SF to 2,962 SF and two vacant warehouse spaces that contain 1,000 SF and 3,000 SF. The apartment portion of the bldg. has one-bedroom unit of 696 SF. Occupancy per appraisal was 61.0% overall at 9/23/2014. The surrounding neighborhood is comprised of mainly retail commercial uses on the New Berlin Road main thoroughfare, the perimeter has older single family residential, multifamily and commercial uses that appear to be in average to fair overall condition.	$510,000	$0

Loan Count	Investor Loan ID	CITY	STATE	PROPTYPE	[*]	Appraisal Date	Appraisal Amount	Appraisal Type	Situs Valuation Comments	Situs Concluded Value	Appraisal - Situs Concluded Value Differential
12	1506750131	San Jose	CA	Warehouse	DNA	8/18/2014	$850,000	As Is	MAI Appraisal of 8/18/2014 used a 5.60% cap rate, at that time, on $47,063 NOI developed rental income based on 5 market rent comps adjusted to range between $7.80/SF/YR to $12.72/SF/YR based on NNN lease terms. Appraiser used $10.44/SF rent for subject in proforma to arrive at $840,000 ($171.71/SF) Income Approach value estimate but used 3.0% vacancy based on the market at 2.0% to 3.6%. Appraisal Market Approach was based on 5 sales comps ranging from $152.78/SF to $196.10/SF adjusted to $172.64/SF to $184.86/SF and concluded to $174.00/SF value estimate to arrive at $850,000 via Sales Approach. Appraisal concluded As Is value of $850,000 ($174/SF), leaning towards the Market Approach value, that appeared reasonable at the time of the appraisal. Recent Sales comps from 2014-2015 per LoopNet ranged from $73.13/SF; $125.98/SF to $381.94/SF for the market. Situs used the IRR viewpoint for Q1 2015 report for San Jose indicating a cap rate of 6.00%. CoStar 1Q 2015 for San Jose downtown submarket showed vacancy overall was 3.6% for Industrial Flex product with quoted rents of $13.13/SF while the Warehouse Market showed 2.0% vacancy at $7.92/SF quoted rents. CoStar also indicated average sales price for less than 25,000 SF sized warehouse properties was $197.59/SF at a 6.47% cap rate confirming realistic appraisal sales value estimate. Given the data, age of property, property use and area, Situs selected a cap rate of 6.0%, slightly higher than Appraisal, as reasonable. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $51,072 ($10.44/SF); applied a 5.0% vacancy factor (vs Appraisal 3.0%) and expenses at appraisal projections (NNN) of $2,477 (3.0% EGI) including reserves of $991 (2.0% EGI) resulting in NOI of $47,063 capped at 6.0% equaling $784,383 ($160/SF) via the income approach. Situs concludes a $850,000 value as reasonable based on the data reviewed leaning toward the Market Approach Appraisal valuation. Collateral is a single-story, light industrial, office/manufacturing building built in 1980. Subject located in San Jose, CA and has GBA of 4,892 SF situated on a 0.38 acre site with adequate parking available that was 100% occupied by owner at the time of the appraisal. The surrounding neighborhood is comprised of mainly older master planned industrial community uses. Appraisal reported the subject to be in overall good design and condition.	$850,000	$0
13	1506750956	Santa Monica	CA	Multifamily	DNA	9/26/2014	$1,275,000	As Is	Appraisal of 9/26/2014 used an optimistic 3.7% cap rate, at that time, on $47,486 NOI developed rental income based on 10 market rent comps adjusted to range between $975/Unit/Mo to $2,750/Unit/Mo. Appraiser used $1,319/month rent for apartment in proforma to arrive at $1,285,000 ($257,000/Unit) Income Approach value estimate. Appraisal Market Approach selected 6 sales comps ranging from $242,469/Unit to $278,214/Unit adjusted to average $263,515/Unit value estimate to arrive at concluded $257,000/Unit value or $1,285,000 as the Sales Approach. Appraisal concluded As Is value of $1,285,000 ($257,000/Unit), that appeared reasonable at the time of the appraisal. Recent Sales comps from 2014-2015 per LoopNet ranged from $285,714/Unit; $299,500/Unit to $357,857/Unit for the market. Situs used the REIS report for Q1 2015 report for Los Angeles (subject in Santa Monica Submarket) indicating a 3.2% vacancy rate at asking rents of $2,518/Mo with 38.3% average operating expenses. REIS reported reflected sales cap rates ranging from 3.9% to 4.9% with the 12-month mean rolling of 4.7%. Given the data, age of property, property use and area, Situs selected a cap rate of 4.25% as realistic. Situs feels that the 3.7% cap rate used by appraiser is aggressive even considering Santa Monica is one of the best multifamily markets in the LA market. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $82,764 including $3,600 in garage rents; applied a 5.0% vacancy factor similar to appraisal and expenses at appraisal projections of $31,140 (39.6%) including reserves of $1,373 ($275/Unit) resulting in NOI of $47,486 capped at 4.25% equaling $1,117,000 ($223,400/Unit) via the income approach. After considering the strong Market Approach sales data, Situs concludes a $1,285,000 value based on Sales Approach as reasonable based on the data reviewed. Collateral is three, 1 & 2 story bldgs. that were constructed as SFR built in 1907 and a triplex built in 1941 and a third bldg. built in 1928 which includes 3 rental garages. Subject contains 5 total units; 1 (2BR/1BA units; 3 (1BR/1BA) units and 1 studio unit averaging 651 SF. Subject located in Santa Monica, CA, one block off Santa Monica Blvd., having GBA of 3,256 SF, situated on a 0.18 acre site with adequate parking available that was 100% occupied per 9/12/2014 rent roll in appraisal with one unit owner occupied. The subject is under Santa Monica rent control which currently limits rental increases to a maximum of .8% annually, as of 09/01/2014. The surrounding neighborhood is comprised of mainly residential and multifamily uses with some commercial uses on the main thoroughfares. Appraisal reported the subject was in overall worn condition with appraiser estimating $10,000 to cure deferred maintenance issues. Final reconciled value was reduced by $10,000.	$1,275,000	$0
14	1506750170	Anaheim	CA	Retail	DNA	10/7/2014	$1,065,000	As Is	Appraisal dated 10/7/2014 used, a reasonable for the time, 7.0% cap rate on $74,561 NOI that was developed based on 6 market rent comps adjusted to range between $1.50/SF to $2.25/SF on triple net and $2.00/SF on full service gross lease that averaged $1.55/SF month or $18.60/SF annually as market rent estimate, which appraiser used to arrive at $1,065,000 Income Approach value estimate. Market approach used 6 closed sales comps ranging from $165/SF to $358/SF adjusted to average $225/SF to arrive at $1,055,000 rounded via Sales Comp Approach. Appraisal concluded a value of $1,065,000 ($227.56/SF) that appeared reasonable at the time of the appraisal. Recent Sales comps from 2014-2015 per LoopNet ranged from $205.65/SF at 7.0% cap rate; $149/SF to $158.70/SF for the market. Situs used the IRR Viewpoint for Q1 2015 report which indicated West Region had 6.8% cap rate for community retail properties. IRR showed Los Angeles overall market including Anaheim had cap rate for Class A Community retail at 6.75%. IRR indicated the cap rates had been falling over past few years. Situs reviewed the Q1 2015 CoStar and RERC retail (general retail properties) reports for Los Angeles which reflected cap rates ranging from 6.3% to 6.9% with the western region at 6.8%. CoStar 1Q 2015 showed general retail properties vacancy overall at 3.9% with rents at $28.91/SF. CoStar also indicated average sales price for larger under 25,000SF sized retail properties was $283.31/SF. Market data doesn’t directly address small retail such as the subject, however, overall market conditions do reflect what the retail market is doing for general data purposes. Given the data, age of property, property use and area, Situs selected a cap rate of 7.0% as realistic. Situs U/W developed value using appraisers current market rent estimate of $1.55/SF to develop $87,048 annual gross possible rent. A 5.0% vacancy factor was implied. Expenses were based on a triple net basis, with allowances for R&M at $0.43/SF; management fee at $1.20/SF and reserves at $.11/SF totaling $8,135 resulting in NOI of $74,561 capped at 7.0% equaling $1,065,000 ($227.56/SF) on the income approach. Collateral is a single-story basically rectangular shaped retail store building [*] located in Anaheim, CA having GBA of 4,680 SF, built in 1974 on a 0.34 acre site with adequate parking in the rear that was 100% owner occupied. The surrounding neighborhood is comprised of mainly older single family residential, multifamily and commercial uses that appear to be in average condition.	$1,065,000	$0
15	1506750944	Brea	CA	Mixed Use	DNA	9/25/2014	$615,000	As Is	Appraisal of 9/25/2014 used a reasonable 5.75% cap rate, at that time, on $34,709 NOI with developed rental income based on 4 multifamily market rent comps ranging between $2,094/Mo to $2,494/Mo and 4 commercial market rent comps adjusted to range between $15.12/SF (limited-service) to $32.28/SF (full-service). Appraiser used $2,715/Mo for multifamily rent and $27/SF rent for commercial space in proforma to arrive at $604,000 ($260/SF) Income Approach value estimate. Appraisal Market Approach used 4 sales comps ranging from $261/SF to $284/SF adjusted to average the concluded $265/SF value estimate to arrive at $615,000 via the Sales Approach. Appraisal concluded As Is value of $615,000 ($265/SF), that appeared reasonable at the time of the appraisal. LoopNet reflected 3 recent 2014-2015 sale comps for Multifamily at $218,750/Unit at a 7.6% cap rate; Retail at $211.33/SF and 1 true Mixed Use at $82.14/SF indicating a 2.8% cap rate. Situs used the IRR Viewpoint for Q1 2015 report for Los Angeles (closet available market data to subject) indicating a 6.75% cap rate for Retail; 6.5% to 7.0% for Suburban Office and 5.25% to 5.5% for Suburban Multifamily. Situs used the REIS report for Q1 2015 report for Los Angeles (subject in Brea-Orange County Submarket) indicating a 3.1% vacancy rate at asking rents of $1,213/Mo. REIS reported reflected sales cap rates ranging from 4.5% to 4.9% with the 12-month mean rolling of 4.7%. CoStar 1Q 2015 report indicates the a 3.9% market vacancy rate. Given the data, age of property, property use and area, Situs selected a cap rate of 5.75%, similar to Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $47,646; 5.0% vacancy factor; expenses at appraisal projections of $10,555 ($4.55/SF) including reserves of $905 resulting in NOI of $34,709 capped at 5.75% equaling $604,000 rounded ($260/SF) via the income approach. Situs concludes a $615,000 value via market approach as reasonable based on the data reviewed. Collateral is a three-story, mixed use building built in 2005. It contains a ground floor 558 SF retail space and a 277 SF attached garage; a 2nd floor 2BR/1BA apartment unit of 903 SF and a 3rd floor loft apartment unit of 860 SF. Subject located in Brea, CA having GBA of 2,321 SF, situated on a 3,500 SF (0.0803 acre) site with two parking spaces available. Subject is part of a 50 unit condo project known as [*] Majority of rent and sales comps used by appraiser were taken from within this development. Subject was 100% occupied at the time of the appraisal. Subject was purchased in 2007 for $612,000 per appraisal. The surrounding neighborhood is comprised of mainly commercial retail and office uses with some residential multifamily uses. Appraisal reported the subject to be in overall good condition.	$615,000	$0

Loan Count	Investor Loan ID	CITY	STATE	PROPTYPE	[*]	Appraisal Date	Appraisal Amount	Appraisal Type	Situs Valuation Comments	Situs Concluded Value	Appraisal - Situs Concluded Value Differential
16	1506750193	Smithtown	NY	Office	DNA	10/21/2014	$495,000	As Is	Appraisal dated 10/21/2014 used a 8.0% cap rate, reasonable at that time, on $33,865 NOI which was developed rental income based on 3 market rent comps adjusted to range between $20/SF to $24/SF based on NNN basis to arrive at $22.00/SF used to develop Income Approach value estimate of $425,000 ($229.61/SF). Appraisal Market Approach used 5 sales comps ranging from $190.53/SF to $300.42/SF adjusted to average $256.62/SF and concluded to $270/SF value estimate to arrive at $500,000 per Sales Approach. Appraisal concluded As Is value of $495,000 ($267.42/SF), that appeared reasonable at the time of the appraisal. LoopNet reflected 3 recent 3rd-4th Q 2014 sale comps ranging from $245/SF; $101/SF and $314/SF. Situs reviewed the Q1 2015 CoStar for Long Island, NY that showed vacancy overall for Class B Office 9.4% at average rents of $26/SF while Class C office showed vacancy at 5.8% with rental rates at $22.92/SF. CoStar also indicated average sales price office properties averaged $195/SF and had a 6.99% cap rate. Given the data, age of property, property use and area, Situs selected a cap rate of 8.0% as realistic. Situs U/W estimated GPR at $40,722 ($22/SF); 5% market vacancy factor; expenses at appraisal projections of $4,821 ($2.60/SF) including reserves of $774 resulting in NOI of $33,865 capped at 8.0% equaling $425,000 rounded ($229.61/SF) via the income approach. Situs considered the sales approach value of $500,000 as more applicable for the property and concluded with the appraiser at $495,000. Collateral is a single-story, single-tenant office building located in Smithtown, NY on Long Island having GBA of 1,851 SF, built in 1900 on a 0.959 acre site with adequate parking that was Subject was a SFR property converted to current office use which was 100% owner occupied at the time of the appraisal. There is an additional structure behind the subject that was a garage but it wasn’t included in the appraiser’s valuation since it did not have a Certificate of Occupancy. The surrounding neighborhood is comprised of mainly older SFR properties with multifamily and commercial uses. Appraisal reported the subject to be in average condition.	$495,000		$0
17	1506750236	Phoenix	AZ	Multifamily	EBJ	11/12/2014	$1,970,000	As Is	The property is a 34 unit, class B/C apartment complex built in 1983. Situated on a .97 acre site with 45 parking spaces that was 18% vacant at the time of the appraisal. The unit make up are all 2BD/1BA. The surrounding neighborhood is comprised of mainly residential and multifamily uses. Class B/C vacancy is lower at 3.1% and also has been moving downward since its peak of 12.7% in 2009. Appraisal reported the subject to be in overall average condition. According to the owner, [*] approximately $510,000 has been spent on renovations to the property since it was purchased in 2012. No deferred maintenance was apparent at time of appraisal and none was identified based on discussions with ownership. Appraisal dated 11/12/2014 used a reasonable 6.75% cap rate, at that time, on $133,118 NOI developed rental income based on 4 market rent comps adjusted to range between $540/month to $899/month. Appraiser used $665/unit rent for apartments in proforma to arrive at $1,960,000 ($57,647/unit) Income Approach value estimate. Appraisal Market Approach used 4 sales comps ranging from $50,000/unit to $75,000/SF adjusted and concluded to $58,824/unit value estimate to arrive at $2,000,000 per Sales Approach. Appraisal concluded As Is value of $1,970,000 ($57,941/unit), that appeared reasonable at the time of the appraisal. Situs used the IRR Viewpoint for Q1 2015 report for Phoenix, Class B Multi Family indicating a 6% cap rate. The property is located in the Deer Valley submarket. Situs reviewed the Q1 2015 REIS report for the submarket and its Outlook. An excess of new supply over net absorption in 2015 projected at about 400 units should result in a year-end vacancy rate of about 7.5%. Rent growth should remain strong. Additional increases in the vacancy rate could follow in 2016. Given the data, age of property, property use and area, Situs selected a cap rate of 6.50%, similar to Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $271,320; applied a 8% vacancy and loss collection factor and expenses at appraisal projections of 45% including reserves of $10,200 ($300/unit) resulting in NOI of $127,088 capped at 6.5% equaling $1,955,199 ($57,506/SF) via the income approach. Situs reviewed LoopNet recent sales (2014 and 2015) of similar multi family properties in the market that indicated the cap rates of 7.38% and 5.40% on sales of $53,438/Unit; $51,667/Unit and 61,253/Unit respectively. Situs concludes a $1,950,000 value as reasonable based on the data reviewed.	$1,950,000	-$	20,000
18	1506750282	Brooklyn	NY	Mixed Use	EBJ	12/26/2014	$530,000	As Is	Collateral is a 3-story, mixed use building built in 1920. It contains a ground floor 1,450 SF retail (laundromat) space and the 2nd and 3rd floors each contain a floor-thru, 3 bedroom/1 bathroom apartment. There is no on-site parking. Subject located in Brooklyn, NY having GBA of 3,700 SF, situated on a .036 acre site that was 100% occupied on a m-t-m basis at the time of the appraisal. The subject is located within the New Lots neighborhood of southeast Brooklyn within Community Planning District No. 5, which contains the neighborhoods of Highland Park, East New York, New Lots, Spring Creek, and Starrett City. Surrounding development along New Lots Avenue consists predominantly of 2 and 3 story older, mixed-use properties typically containing ground floor retail stores and upper floor walk up apartments. Surrounding retailers on the subject block include a [*] and other businesses catering primarily to the local population. There is adequate non-metered parking available along both sides of New Lots Avenue. Appraisal reported the subject to be in overall average to good condition. Appraisal dated 12/26/2014 used a reasonable 8% cap rate, at that time, on $43,213 NOI developed rental income based on 3 market rent comps adjusted to range between $14.55/SF to $18.41/SF based on gross lease terms. Appraiser used $18.08/SF rent for apartment in proforma to arrive at $540,000 ($145.95SF) Income Approach value estimate. Appraisal Market Approach used 5 sales comps ranging from $100.06/SF to $175/SF adjusted to average $140.88/SF and concluded to $140/SF value estimate to arrive at $520,000 per Sales Approach. Appraisal concluded As Is value of $530,000 ($143.24/SF), that appeared reasonable at the time of the appraisal. Situs used the IRR viewpoint for Q1 2015 report for New York City (closet available market data to subject) indicating a 5.75% cap rate for Class A Retail and 5% for Class B Multifamily. Situs reviewed the Q1 2015 Ariel Partners report for Brooklyn walk up apartments. Sales price per unit of $218,191, $285 PSF, 4.95% cap rate and 14.21 GRM for 10/2014-3/2015. Q1 2015 Marcus & Millichap multifamily states Brooklyn new inventory helped to push average vacancy up 40 basis points to 2.7%, the highest in the city. Rents in Brooklyn average $2,431. Properties in Brooklyn with fewer than 20 units averaged cap rates in the high-4 to low-5 percent range. Given the data, age of property, property use and area, Situs selected a cap rate of 7.5%, improvement to Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $63,000; applied a 5.0% vacancy factor and expenses at appraisal projections of $16,638 (27.80%) including reserves of $1,197 resulting in NOI of $43,213 capped at 7.5% equaling $576,173 ($155.72/SF) via the income approach. Sales comps per LoopNet ranged from $211.11/SF to $268.87/SF with cap rates between 5- 7.5% for retail and multifamily for the market. Situs concludes a $550,000 value as reasonable based on the data reviewed.	$550,000		$20,000
19	1506750341	Suitland	MD	Retail	EBJ	2/13/2015	$810,000	As Is	Collateral is a 1-story, Class C retail building built in 1959. The subject contains approximately 11,200 square feet of gross and net building and leasable area (the gross and leasable area includes the rear warehouse spaces), of which 8,285 square feet of space is considered to be retail, while the remaining 2,935 square feet is warehouse space. Subject located in Suitland, Maryland, is situated on a .876 acre site with 59 parking available that was 44.9% occupied at the time of the appraisal. The subject is located in Suitland-Silver Hill area, which is an area located in the northwestern portion of Prince George’s County, Maryland and is considered part of the Baltimore – Washington Metropolitan Statistical Area. The Suitland-Silver Hill neighborhood is primarily influenced by its proximity to Washington, DC, and its location to the Suitland Federal Center. The immediate neighborhood is in the stability stage of its life cycle. There has been some recent development activity within a five mile radius of the subject; however, the subject’s neighborhood development trend is considered to be stable. Appraisal reported the subject to be in overall average condition with an estimated deferred repair costs of approximately $25,600. Appraisal dated 2/13/2015 used a reasonable 10% cap rate, at that time, on $99,227 NOI developed rental income based on 4 retail market rent comps adjusted to range between $12/SF to $15.45/SF based on net lease terms. Appraiser used $12.50/SF retail and $7/SF industrial NNN rent to arrive at $810,000 ($72.32 SF) after repairs and lease up Income Approach value estimate. Appraisal Market Approach used 4 sales comps ranging from $72.97/SF to $104.91/SF adjusted to average $86.46/SF and concluded to $88/SF value less repairs and lease up estimate to arrive at $810,000 per Sales Approach. Appraisal concluded As Is value of $810,000 ($72.32/SF), that appeared reasonable at the time of the appraisal. Situs used the IRR viewpoint for Q1 2015 report for Washington DC (closet available market data to subject) indicating a 5.75% cap rate for Retail and 6.5% for Industrial. Situs reviewed LoopNet recent sales (2014 and 2015) of similar retail properties in the market of $176.04/SF and $315/SF respectively. Situs reviewed the Q1 2015 CoStar report for Washington DC which reflected sales cap rates of 7.55% an improvement from 7.89% a year earlier. The subject’s submarket is Branch Avenue Corridor Retail market which has a 7.3% vacancy rate and asking rate of $15.25 PSF. The current demands for retail space within the submarket is relatively stable. The rental rates in the submarket have declined, yet generally in-line with the historical rental averages, and thus, considered to be relatively stable. Given the data, age of property, property use and area, Situs selected a cap rate of 10%, similar to Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $158,514; applied a 10% vacancy factor and expenses at appraisal projections of $46,606 ($4.15/SF) including reserves of $3,366 resulting in NOI of $96,057 capped at 10% equaling $960,566 ($85.76/SF) less $25,600 for deferred maintenance and $155,000 lease up for a value of $780,000 via the income approach. Situs concludes a $800,000 value as reasonable based on the data reviewed.	$800,000	-$	10,000

Loan Count	Investor Loan ID	CITY	STATE	PROPTYPE	[*]	Appraisal Date	Appraisal Amount	Appraisal Type	Situs Valuation Comments	Situs Concluded Value	Appraisal - Situs Concluded Value Differential
20	1506750376	Pompano Beach	FL	Retail	EBJ	2/16/2015	$275,000	As Is	Collateral is a one-story [*] commercial building built in 1955 containing 2,025 square feet of rentable area. The building is owner occupied and currently has office interior finish. It was observed to be well maintained and in good condition for its age. The only significant item of deferred maintenance noted during our inspection was the carpet, which was in need of replacement. The building is currently used for an office. However, it could be easily converted to retail space. Subject is located in Pompano Beach, Florida and is situated on a .08 acre site with parking available on city streets and adjacent properties. The property is 100% occupied at the time of the appraisal. The outlook for the market is conservatively optimistic as the recovery process should continue. Pompano is part of the Fort Lauderdale Metropolitan Statistical Area. Appraisal dated 2/16/2015 used a reasonable 8.5% cap rate, at that time, on $22,097 NOI developed rental income based on 10 retail market rent comps adjusted to range between $15/SF to $25/SF based on gross lease terms. Appraiser used $18/SF gross rent to arrive at $260,000 ($128.40 SF) Income Approach value estimate. Appraisal Market Approach used 5 sales comps ranging from $113/SF to $145.37/SF adjusted to average $132.31/SF and concluded to $135/SF value at rounded $275,000 per Sales Approach. Appraisal concluded As Is value of $275,000 ($135/SF), that appeared reasonable at the time of the appraisal. Situs used the IRR viewpoint for Q1 2015 report for Broward/Palm Beach (closet available market data to subject) indicating a 7.40% cap rate for Class A Retail and 7.40% for Class B Office. Situs reviewed LoopNet recent sales (2014 and 2015) of similar retail properties in the market of $155.04/SF and $180.65/SF respectively. Situs reviewed the Q1 2015 CoStar report for South Florida Retail which reflected sales cap rates of 7.02% an improvement from 7.18% a year earlier. The subject’s submarket is Pompano Beach Retail market which has a 6.8% vacancy rate and asking rate of $18.42 PSF. Given the data, age of property, property use and area, Situs selected a cap rate of 8%, an improvement to Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $36,450; applied a 6% vacancy factor and expenses at appraisal projections of $12,166 ($6/SF) and reserves of $608 ($.30/SF) resulting in NOI of $21,490 capped at 8% equaling $268,619 ($132.65/SF) via the income approach. Situs concludes a $270,000 value as reasonable based on the data reviewed.	$270,000	-$	5,000
21	1506750471	Saint Cloud	FL	Office	EBJ	12/9/2014	$630,000	As Is	Collateral is a one-story CBS structure built in 1986 containing a 5,304 SF multi-tenant medical office building divided into four units containing 1,326 SF each with 24 parking spaces. It was observed to be in average condition. Subject is located in St. Cloud, Florida and is situated on a .59 acre site. The property was 100% occupied at the time of the appraisal. The city of St. Cloud is a small suburban community located approximately 19 miles southeast of the Orlando Central Business District, and approximately seven miles east of the City of Kissimmee. St. Cloud is one of the oldest communities in Central Florida. the lack of competing nearby medical (hospital) facilities should help to support the existing medical space in the subject vicinity. Appraisal dated 12/9/2014 used a reasonable 8.5% cap rate, at that time, on $54,512 NOI developed rental income based on 4 medical office market rent comps adjusted to range between $13/SF to $23/SF based on modified gross lease terms. Appraiser used $16.73/SF gross rent to arrive at $640,000 ($120.66 SF) Income Approach value estimate. Appraisal Market Approach used 4 sales comps ranging from $118.80/SF to $139.04/SF adjusted to average $115.91/SF and concluded to $116/SF value at rounded $620,000 per Sales Approach. Appraisal concluded As Is value of $630,000 ($118.78/SF), that appeared reasonable at the time of the appraisal. Situs used the IRR viewpoint for Q1 2015 report for Orlando (closet available market data to subject) indicating a 8.25% cap rate for Class B Office. Situs reviewed LoopNet recent sales (11/20124) of similar retail properties in the market of $138.62/SF. Situs reviewed the Q1 2015 CoStar report for Orlando Office which reflected sales cap rates of 7.23% an improvement from 8.62% a year earlier. Total office building sales activity in 2014 was up compared to 2013. In the twelve months of 2014, the market saw 48 office sales transactions with a total volume of $906,582,700. The price per square foot averaged $142.96. The subject’s submarket is South Office market which has a 7.2% vacancy rate and asking rate of $19.48 PSF. Given the data, age of property, property use and area, Situs selected a cap rate of 8.25%, an improvement to Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $79,886; applied a 10% vacancy factor and expenses at appraisal projections of $25,374 ($4.78/SF) including reserves of $1,061 ($.20/SF) resulting in NOI of $54,512 capped at 8.25% equaling $660,752 ($124.58/SF) via the income approach. Situs concludes a $640,000 value as reasonable based on the data reviewed.	$640,000		$10,000
22	1506750499	Los Angeles	CA	Retail	EBJ	2/5/2015	$248,000		The subject property consists of a two unit, commercial retail storefront property containing a total of 2,056 square feet which was built in 1921. The units contain 1,049 sf, and 972 sf of retail space. One of the units, #6031 is currently rented to an individual auto-retail tenant, on a month-to month basis. The other unit, [*], is now owner occupied and contains some store fixtures, equipment, and boxes of retail items. Subject is located in the southwestern portion of the City of Los Angeles, California, and situated on a .005 acre site with street parking available. Appraisal reported the subject to be in overall average condition. Development in the subject’s area consists primarily of apartment buildings, storefront buildings, fast food restaurants, and single family homes. These properties are generally older, built in the mid 1900s and are in average condition. The subject’s immediate area is considered to be in the mature phase of its life cycle, and is about 95% built-out with only a few in-fill parcels available for redevelopment. Further, some gentrification of older retail and office buildings is in progress exemplifying continued demand for the vicinity. Appraisal dated 2/5/2015 used a reasonable 8.75% cap rate, at that time, on $21,655 NOI developed rental income based on 6 retail market rent comps adjusted to range between $12/SF to $16.80/SF based on net lease terms. Appraiser used $14.71/SF gross rent to arrive at $247,000 ($120.66 SF) Income Approach value estimate. Appraisal Market Approach used 6 sales comps ranging from $91.65/SF to $138/SF adjusted and concluded to $121/SF value estimate to arrive at $248,000 per Sales Approach. Appraisal concluded As Is value of $248,000 ($120.62/SF), that appeared reasonable at the time of the appraisal. Situs used the IRR viewpoint for Q1 2015 report for Los Angeles indicating a 7.0% cap rate for Retail. Situs reviewed LoopNet recent sales (2014 and 2015) of similar retail properties in the market of $94.77/SF, $252.99/SF and $383.47/SF with cap rates of 10.4%, 6% and 5%, respectively. Situs reviewed the Q1 2015 CoStar report for Los Angeles which reflected sales cap rates of 6% an improvement from 6.27% a year earlier. Total retail center sales activity in 2014 was up compared to 2013. In the twelve months of 2014, the market saw 185 retail sales transactions with a total volume of $2,350,346,750. The price per square foot averaged $293.51. The subject’s submarket is South Bay Retail market which has a 3.7% vacancy rate and asking rate of $24.52 PSF. The current demands for retail space within the submarket is relatively stable. Given the data, age of property, property use and area, Situs selected a cap rate of 8.75%, similar to Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $30,240; applied a 6% vacancy and loss collection factor and expenses at appraisal projections of $6,771 ($3.29/SF) including reserves of $426 ($.21/SF) resulting in NOI of $21,655 capped at 8.75% equaling $247,486 ($120.37/SF) for a value via the income approach. Situs concludes a $248,000 value as reasonable based on the data reviewed.	$248,000		$0
23	1506750514	Fort Lauderdale	FL	Multifamily	EBJ	2/23/2015	$750,000	As Is	The property is a 12 unit, class B/C apartment complex built in 1965. Situated on a .26 acre site with open parking along all of the street frontage. All of the units have the same floor plan with two bedrooms and one bath. The property has been leased via a master lease and is currently being used as a sober house facility. It is 100% occupied under this usage. The subject’s neighborhood is developed with about 90% residential and 10% commercial and/or industrial properties. The neighborhood was developed primarily in the 1960’s and 1970’s and is located in the northwest quadrant Fort Lauderdale and Broward County, Florida. This is an area known as the Northwest Regional Activity Center. Appraisal reported the subject to be in overall average condition. The subject property was appraised based on a fee simple interest as a 12 unit apartment building. Appraisal dated 2/23/2015 used a reasonable 8.25% cap rate, at that time, on $60,863 NOI developed rental income based on 5 market rent comps adjusted to range between $700/month to $850/month. Appraiser used $800/unit rent for apartments in proforma to arrive at $740,000 ($61,667/unit) Income Approach value estimate. Appraisal Market Approach used 5 sales comps ranging from $48,438/unit to $95,625/SF adjusted and concluded to $65,000/unit value estimate to arrive at $780,000 per Sales Approach. Appraisal concluded As Is value of $750,000 ($62,500/unit), that appeared reasonable at the time of the appraisal. Situs used the IRR Viewpoint for Q1 2015 report for Broward/Palm Beach, Class B Multi Family indicating a 6.35% cap rate. Situs reviewed the Q1 2015 REIS report for the submarket and its Outlook. This is a period of strength for South Florida; job growth is substantial across a broad base. Barring setbacks at the national level, the economic outlook for the near-term future for Fort Lauderdale seems favorable. Total 2014 net absorption, meanwhile, was strong at 2,131 units. With construction still active, demand should fall behind new supply in 2015 and 2016. Still, vacancy is not expected to reach much higher than 5.0% in the foreseeable future. Gains at about 3.0% are projected for the mean asking and effective rents for 2015 and 2016. The [*] vacancy rate is 5.1% and average expense ratio of 40.70%. Given the data, age of property, property use and area, Situs selected a cap rate of 8.25%, similar to Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $115,200; applied a 6% vacancy and loss collection factor and expenses at REIS projections of 41% and reserves of $4,800 ($400/unit) resulting in NOI of $59,090 capped at 8.25% equaling $716,241 ($59,687/SF) via the income approach. Situs reviewed LoopNet recent sales (2014 and 2015) of similar multi family properties in the market that indicated the cap rates of 6.5%, 8% and 9.49% on sales of $120,833/Unit; $98,750/Unit and 71,875/Unit, respectively. Situs concludes a $735,000 value as reasonable based on the data reviewed.	$735,000	-$	15,000

Loan Count	Investor Loan ID	CITY	STATE	PROPTYPE	[*]	Appraisal Date	Appraisal Amount	Appraisal Type	Situs Valuation Comments	Situs Concluded Value	Appraisal - Situs Concluded Value Differential
24	1506750524	Burbank	CA	Mixed Use	EBJ	3/11/2015	$1,202,000	As Is	The subject improvements consist of 4 mixed use, Office/Warehouse/(2) Single Family Residence structures totaling 3,787 SF built in 1925. The two single family homes can easily be converted to office use. Both residences are two bedrooms and one bath. There is open parking with room for approximately 8 vehicles and chain link fencing. Subject located in Burbank, CA situated on a .28 acre site that was 100% occupied at the time of the appraisal. The population within one mile of the subject property is 43,000 and increasing 2.4% per year. Median household income is $60,000. Appraisal reported the subject to be in overall average condition. The buildings are older and have some deferred maintenance. There is dry rot under the eaves. The estimated cost to cure is $10,000. Appraisal dated 3/11/2015 used a reasonable 5.25% cap rate, at that time, on $62,701 NOI developed rental income based on 5 market rent comps adjusted to range between $20.04/SF to $24/SF based on NNN or modified gross lease terms. Appraiser used $22.32/SF rent for proforma to arrive at $1,194,000 ($315.28 SF) Income Approach value estimate. Appraisal Market Approach used 5 sales comps ranging from $202.99/SF to $366.67/SF adjusted to average $316.87/SF and concluded to $320/SF value estimate to arrive at $1,212,000 per Sales Approach. Appraisal concluded As Is value of $1,202,000 ($317.40/SF), that appeared reasonable at the time of the appraisal. Situs used the IRR viewpoint for Q1 2015 report for Los Angeles (closet available market data to subject) indicating a 6% cap rate for Class A Industrial, and 5.25% for Class B Multifamily. Situs reviewed the Q1 2015 Berkadia Los Angeles North Multi Family report. Burbank had a 3.2% vacancy rate with a 5.7% rent increase. Q1 2015 Marcus & Millichap multifamily states Los Angeles outlook states rent growth will remain strong this year as operators lift rents ahead of the completion of new units. Effective rents are anticipated to climb 5.2% to $1,878/month, building on last year’s 6.4% rise. Q1 2015 CoStar Industrial Report states vacancy at 2.7% with asking rents of $9.65/SF. Small industrial properties are in demand and sell at higher prices per square foot. Small buildings range from $200 to $360 a foot. Industrial rents on smaller buildings (500’ to 4,000’) range from $1.40 to $3.00/SF. Asking rents increased 9% year over year, moving from $0.66 to $0.72/SF, NNN. Given the data, age of property, property use and area, Situs selected a cap rate of 5.25%, in agreement with Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $84,526; applied a 5.0% vacancy factor and expenses at appraisal projections of $17,599 (21.90%) including reserves of $1,591 ($.42/SF) resulting in NOI of $62,701 capped at 5.25% equaling $1,194,304 ($315.36/SF) via the income approach. Sales comps per LoopNet ranged from $258.22/SF to $346.87/SF with cap rates between 5.125-7% for industrial and multifamily for the market. Situs concludes a $1,200,000 value as reasonable based on the data reviewed. Added $2,000 to the deferred maintenance figure.	$1,200,000	-$	2,000
25	1506750599	Riverside	CA	Warehouse	EBJ	9/2/2014	$390,000	As Is	Collateral is a single story, single tenant, metal industrial building with a concrete block wall built in 1980. The structure has 6,000 SF with 7.5% office space and 10 parking spaces. It was observed to be in average condition. Subject is located in Riverside, CA and is situated on a .30 acre site. The property was being acquired and a tenant was in place at the time of the appraisal. At the current time, commercial, office and industrial activity in Riverside is reported to be fairly stable. The subject’s favorable location within a conforming area appears to be consistent with other, similarly sized industrial properties. The property is surrounded by older industrial, automotive service/repair and contractor yard properties. Appraisal dated 9/2/2014 used a reasonable 5.75% cap rate, at that time, on $21,499 NOI developed rental income based on 6 industrial market rent comps adjusted to range between $5.52/SF to $9.72/SF based on gross lease terms. Appraiser used $5.52/SF gross rent to arrive at $375,000 ($62.50 SF) Income Approach value estimate. Appraisal Market Approach used 6 sales comps ranging from $62.46/SF to $77.44/SF concluded to $65/SF value at $390,000 per Sales Approach. Appraisal concluded As Is value of $390,000 ($65/SF), that appeared reasonable at the time of the appraisal. Situs used the IRR viewpoint for Q1 2015 report for Orange County (closet available market data to subject) indicating a 5.49% cap rate for Class A Industrial. Situs reviewed LoopNet recent sales (10/20124 & 1/2015) of similar industrial properties in the market of $72.90/SF and $106.43/SF. Given the data, age of property, property use and area, Situs selected a cap rate of 5.75%, in agreement with Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $33,120; applied a 5% vacancy factor and expenses at appraisal projections of $9,965 (31.67%) including reserves of $250 ($.04/SF) resulting in NOI of $21,499 capped at 5.75% equaling $373,896 ($62.32/SF) via the income approach. Situs concludes a $380,000 value as reasonable based on the data reviewed.	$380,000	-$	10,000
26	1506750610	West New York	NJ	Auto Service	EBJ	10/4/2014	$735,000	As Is	Collateral consists of a one-story masonry frame commercial building utilized as an automotive service repair garage. Total gross building area is approximately 2,490 SF built in the 1960’s. There is onsite parking for approximately eight automobiles. There is plenty of curb-street parking available with open space and municipal parking within walking distance. The location is good for linking residences, employment, schools, shopping, and recreation. The population is expected remain similar. Land use is primarily residential with a moderate portion of commercial and industrial uses. It was observed to be in average condition. Subject is located in West New York, NJ and is situated on a .16 acre site. The property was being acquired and will be occupied by the buyer at the time of the appraisal. Appraisal dated 10/4/2014 used a reasonable 7.35% cap rate, at that time, on $55,807 NOI developed rental income based on 4 auto repair rent comps adjusted to range between $21.82/SF to $28/SF based on NNN lease terms. Appraiser used $28/SF NNN rent to arrive at $750,000 ($301.20 SF) Income Approach value estimate. Appraisal Market Approach used 6 sales comps ranging from $225/SF to $370.07/SF concluded to $295/SF value at $735,000 per Sales Approach. Appraisal concluded As Is value of $390,000 ($65/SF), that appeared reasonable at the time of the appraisal. Situs used the IRR viewpoint for Q1 2015 report for Coastal New Jersey (closet available market data to subject) indicating a 7.40% cap rate for Class A Industrial. Given the data, age of property, property use and area, Situs selected a cap rate of 7.5%, a slight increase with Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated EGI at $82,636; with a 7% vacancy and loss collection factor and expenses at appraisal projections of $26,829 ($10.77/SF but NNN lease) including reserves of $1,867 ($.75/SF) resulting in NOI of $55,807 capped at 7.5% equaling $744,093 ($298.83/SF) via the income approach. Situs concludes a $725,000 value as reasonable based on the data reviewed.	$725,000	-$	10,000
27	1506750640	Johnstown	OH	Mixed Use	EBJ	10/10/2014	$200,000	As Is	Collateral consist of a one-story wood sided mixed use retail building [*] two-story, brick building with retail and residential units [*] situated on a .25 acre site. Both buildings contain a total of 5,838 SF and was built in 1905. The two-story brick building contains 2 first floor retail units and 5 apartments. The apartments consist of a first floor 4 bedroom unit (leased to the owner’s son), and two, 2 bedroom units on the second floor and two, one bedroom units also located on the second floor. The apartments have a rear access point via the alley on the northeast side of the building. There is on street parking along [*] and rear parking area which can accommodate 12 cars. There was no written lease agreement for one occupied commercial space but the tenant has occupied the space since 1972. The subject is currently 71% occupied. The owner is in the process of renovating unit 62-1 (one-bedroom apartment). He estimates the unit will cost between $8,000 and $10,000 to complete and will include new flooring, ceiling, HVAC systems, electric, windows, bathroom, kitchen and all fixtures. The owner provided copies of two signed leases which will bring the occupancy up to 100% by December 1, 2014. The subject is located in Johnstown, in Licking County, Ohio. Accordingly, its market value is influenced in a general manner by the economic, political, physical and social characteristics of the Columbus MSA. The immediate area surrounding the subject is a mix of retail and office uses as well as surrounding residential uses. The subject is located in the Johnstown downtown district. Appraisal reported the subject to be in overall average condition. Appraisal dated 10/10/2014 used a reasonable 10.50% cap rate, at that time, on $20,890 NOI developed rental income based on 5 market apartment rent comps adjusted to range between $455/month to $929/month with averages $577 to $861/month. The retail rents quoted range from $4.29 to $12.00 PSF (plus utilities) with an average of $8.38 PSF based on 5 comps. In place retail rents are $8.06 PSF. Appraiser used $600 and $775/month rent for apartment and $8.06 PSF rent for retail in proforma to arrive at $200,000 stabilized and $190,000 As Is ($32.55 SF) Income Approach value estimate. Appraisal Market Approach used 5 sales comps ranging from $31.13/SF to $52.41/SF adjusted to average $33/SF and concluded to $35/SF value estimate to arrive at $205,000 stabilized and $200,000 As Is per Sales Approach. Appraisal concluded As Is value of $200,000 ($34.26/SF), that appeared reasonable at the time of the appraisal. Situs used the IRR viewpoint for Q1 2015 report for Columbus (closet available market data to subject) indicating a 8% cap rate for Class A Retail and 7% for Class B Multifamily. Situs reviewed the 4/3/2015 REIS Report for Columbus. The Class B/C apartment vacancy rate was 4.7%, down 10 basis points. Class B/C asking rents finished the fourth quarter at $668 per month, up 0.8% for the quarter and up 2.6% year-over-year. Columbus community-neighborhood shopping center market finished the fourth quarter of 2014 with a 15.7% vacancy rate, down 20 basis points over the quarter and down the same amount over 12 months. Reis reports average asking and effective community-neighborhood shopping center rents of $12.98 PSF and $10.91 PSF, down 0.6% and 0.5% for the quarter but up 1.2% and 1.4% over 12 months, respectively. Given the data, age of property, property use and area, Situs selected a cap rate of 10.5%, in agreement with Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $48,300; applied a 17.0% vacancy and loss collection factor and expenses at appraisal projections of $17,301 (43%) and reserves of $2,043 ($.35/SF) resulting in NOI of $20,890 capped at 10.5% equaling $198,952 less $8,952 for renovations or $190,000 As Is ($32.55/SF) via the income approach. Sales comps per LoopNet ranged from $18.34/SF to $46.63/SF for the market. Situs concludes a $195,000 value as reasonable based on the data reviewed.	$195,000	-$	5,000

Loan Count	Investor Loan ID	CITY	STATE	PROPTYPE	[*]	Appraisal Date	Appraisal Amount	Appraisal Type	Situs Valuation Comments	Situs Concluded Value	Appraisal - Situs Concluded Value Differential
28	1506750711	Norfolk	VA	Multifamily	EBJ	12/23/2014	$500,000	As Is	The property is a 6 unit, 3 story, class C apartment complex built in 1900 with 3,842 SF. Situated on a .07 acre site with open parking along all of the street frontage. The unit make up is 3 1BR/BA, 2 2BR/1BA and 1 3BR/1/BA. It is 100% occupied at time of appraisal. The subject is located in an established area and household incomes are above the national average. There is very little land available and new development typically requires demolition of existing improvements and assemblage of several parcels. The neighborhood has good access to major highways, schools, fire/police protection, employment centers, military installations, and services. Appraisal reported the subject to be in overall average condition. Appraisal dated 12/23/2014 used a reasonable 7.50% cap rate, at that time, on $38,569 NOI developed rental income based on 7 market rent comps. Rental rates for one-bedroom units range from $725 to $795/month, two bedroom units range from $850 to $1,050/month and three-bedroom units range from $1,200 to $1,275/month. Appraiser concluded rate of $725 for the two efficiency 1-BR, $795 for the one 1-BR, $850 for the two 2-BR and $1,200 for the one 3-BR unit for proforma income to arrive at $515,000 ($85,833/unit) Income Approach value estimate. Appraisal Market Approach used 5 sales comps ranging from $71,875/unit to $100,000/SF adjusted and concluded to $90,000/unit value estimate to arrive at $540,000 per Sales Approach. Appraisal concluded As Is value of $525,000 ($87,500/unit), that appeared reasonable at the time of the appraisal. The appraisal’s value appears to be a typo on the front page of $500,000. Situs used the IRR Viewpoint for Q1 2015 report for Richmond, Class B Multi Family indicating a 7.25% cap rate. Situs reviewed the Q1 2015 REIS Norfolk report for the Ghent submarket and its Outlook. Class B/C apartments have a 3% vacancy rate with an $910 average asking rate and expense ratio of 46.5%. There are 598 units under construction in the submarket. The median cap rate is 7.3% and mean of 6.7%. Given the data, age of property, property use and area, Situs selected a cap rate of 7.50%, similar to Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $61,740; applied a 4% vacancy and loss collection factor and expenses at appraisal projections of 30.7% and reserves of $2,400 ($400/unit) resulting in NOI of $38,647 capped at 7.5% equaling $515,659 ($85,943/SF) via the income approach. Situs reviewed LoopNet recent sales (2014 and 2015) of similar multi family properties in the market that indicated the cap rates of 7.37% and 12.31% on sales of $39,643/Unit; $87,222/Unit and $23,255/Unit, respectively. Situs concludes a $515,000 value as reasonable based on the data reviewed.	$515,000	$15,000
29	1506750789	Hartford	CT	Multifamily	EBJ	2/19/2015	$230,000	As Is	The property is a 6 unit, 3 story, walk up, class C apartment complex built in 1914 and renovated in 2014 with 5,225 SF. Situated on a .15 acre site with 3 on site parking spaces and parking along the street frontage. The current subject owner reported to the appraiser that approximately $300,000 (3 complexes) or approximately $8,800 per unit was spent on renovations. The unit make up is 5 2BR/1BA and 1 3BR/1/BA. It is 100% occupied at time of appraisal. The property is located in Hartford, Connecticut. The subject is located in the north end of the city of Hartford immediately north of the Albany Avenue corridor. This area is part of the city of Hartford submarket. The appraiser anticipates the Hartford County economy will grow, strengthening the demand for real estate. The area is in the redevelopment stage of its life cycle. Given the history of the area and the growth trends, it is anticipated that property values should remain stable in the near future. Appraisal reported the subject to be in overall average condition. Appraisal dated 12/23/2014 used a reasonable 9% cap rate, at that time, on $20,768 NOI developed rental income based on 3 market rent comps. Rental rates for two-bedroom units range from $750 to $850/month and three-bedroom units range from $875 to $895/month. Appraiser concluded rate of $850 for the five 2-BR and $900 for the one 3-BR unit for proforma income to arrive at $230,000 ($85,833/unit) Income Approach value estimate. Appraisal Market Approach used 4 sales comps ranging from $37,500/unit to $50,333/SF with adjusted average of $39,253/unit and concluded to $38,000/unit value estimate to arrive at rounded $230,000 per Sales Approach. Appraisal concluded As Is value of $230,000 ($38,333/unit), that appeared reasonable at the time of the appraisal. Situs used the IRR Viewpoint for Q1 2015 report for Hartford, Class B Multi Family indicating a 6.75% cap rate. Situs reviewed the Q1 2015 REIS Hartford report for the Hartford submarket and its Outlook. The Hartford Metropolitan Statistical Area (MSA) economy is picking up based on the latest employment data. According to rebenchmarked Current Employment Statistics (CES) data from the U.S. Bureau of Labor Statistics (BLS), total non-farm wage and salary employment increased by 10,400 jobs (1.8%) from December 2013 to December 2014, with an increase of 8,900 (1.9%) for the private sector. down 20 basis points over the year. The Class B/C vacancy rate ended 2014 at 1.5%, down 30 basis points over three months and 70 over twelve. Q1 2015 has Class B/C apartments have a 1.4% vacancy rate with an $931 average asking rate and expense ratio of 47.1%. There are 371 units under construction in the submarket and another 1,171 in planning. The median cap rate is 7.6% and mean of 7.6%. Given the data, age of property, property use and area, Situs selected a cap rate of 8.75%, slight improvement to Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $61,800; applied a 6% vacancy and loss collection factor and expenses at appraisal projections of 60.7% and reserves of $2,400 ($400/unit increase of $300 in total) resulting in NOI of $20,430 capped at 8.75% equaling $233,485 ($38,914/SF) via the income approach. Situs reviewed LoopNet recent sales (2014 and 2015) of similar multi family properties in the market that indicated the cap rates of 7.37% and 12.31% on sales of $39,643/Unit; $87,222/Unit and $23,255/Unit, respectively. Situs concludes a $230,000 value as reasonable based on the data reviewed.	$230,000	$0
30	1506750891	Brooklyn	NY	Mixed Use	EBJ	12/29/2014	$1,100,000	As Is	The subject property consists of a prewar (circa 1930) three-story, plus cellar, walkup mixed-use building that contains four residential units with a total of 12 rooms. In addition, the subject benefits from 1,700 SF of retail space that is devoted to one unit. The subject contains an owner-occupied laundromat on the first floor (1,700 SF) and two apartments on each the 2nd and 3rd floors. As of the date of valuation, the property was occupied by the owner as well as leased tenants. Total building area above grade is approximately 4,000 SF and the site has a total area of .044 acre. There is no on-site parking. Subject is located in Brooklyn, NY. It was 100% occupied at the time of the appraisal. The subject is located within [*], which has a total land area of 3.4 square miles. The subject property is well located within relatively close proximity to area business and shopping districts, and is locationally competitive within the local marketplace. The subject building is adjacent to a barber shop on one side and a video/accessory store on the other. There is a large commercial property across the street that sells fences and gates. Appraisal reported the subject to be in overall average to good condition. Appraisal dated 12/29/2014 used a reasonable 6.75% cap rate, at that time, on $74,437 NOI developed rental income based on 4 market apartment rent comps adjusted to range between ranged from $1,215 to $1,420 per month for 1-BR units. 4 market retail rent comps adjusted to range between ranged from $25.65/SF to $44.94/SF based on gross lease terms. Appraiser used $1,325 per month for apartments and $30/SF rent for retail in proforma to arrive at $1,100,000 ($275 SF) Income Approach value estimate. Appraisal Market Approach used 4 sales comps ranging from $215/SF to $294/SF adjusted and concluded to $275/SF value estimate to arrive at $1,100,000 per Sales Approach. Appraisal concluded As Is value of $1,100,000 ($275/SF), that appeared reasonable at the time of the appraisal. Situs used the IRR viewpoint for Q1 2015 report for New York City (closet available market data to subject) indicating a 5.75% cap rate for Class A Retail and 5% for Class B Multifamily. Situs reviewed the Q1 2015 Ariel Partners report for Brooklyn walk up apartments. Sales price per unit of $218,191, $285 PSF, 4.95% cap rate and 14.21 GRM for 10/2014-3/2015. Q1 2015 Marcus & Millichap multifamily states Brooklyn new inventory helped to push average vacancy up 40 basis points to 2.7%, the highest in the city. Rents in Brooklyn average $2,431. Properties in Brooklyn with fewer than 20 units averaged cap rates in the high-4 to low-5 percent range. Given the data, age of property, property use and area, Situs selected a cap rate of 6.75%, improvement to Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $114,600; applied a 5.0% vacancy factor and expenses at appraisal projections of $33,843 (31.08%) and reserves of $1,400 ($.35/SF an increase from appraisal’s $600) resulting in NOI of $73,627 capped at 6.75% equaling $1,90,770 ($272.69/SF) via the income approach. Sales comps per LoopNet ranged from $244.88/SF to $738.46/SF with cap rates between 5- 7% for retail and multifamily for the market. Situs concludes a $1,100,000 value as reasonable based on the data reviewed.	$1,100,000	$0
31	1506750931	Los Angeles	CA	Mixed Use	EBJ	1/9/2015	$395,000	As Is	The subject property is a mixed-use commercial and residential type property consisting of one, retail/restaurant storefront space at the front, and two, residential units toward the rear of the property containing 2,926 SF. The subject improvements were built in 1917 and 1948. Residences are one 1BR/1BA and one 2BR/1BA. There is also a parking lot for the retail unit which is a separate adjacent parcel. The property is 100% occupied by two tenants and owner occupied apartment at the time of the appraisal. Subject is located in Los Angeles, CA situated on a .24 acre site (combined parcels). The subject’s area consists primarily of apartment buildings, storefront buildings, fast food restaurants, and single family homes. These properties are generally older, built in the mid 1900s and are in average condition. The subject’s immediate area is considered to be in the mature phase of its life cycle, and is about 95% built-out with only a few in-fill parcels available for redevelopment. Further, some gentrification of older retail and office buildings is in progress exemplifying continued demand for the vicinity. Appraisal reported the subject to be in overall average condition. Appraisal dated 3/11/2015 used a reasonable 8.9% cap rate, at that time, on $35.251 NOI developed rental income based on 5 market retail rent comps adjusted to range between $18.96/SF to $26.52/SF based on gross lease terms. 3 market apartment rent comps were used with adjusted range between $800/month to $861/month and 2BR range of $945/month to $1,060/month. Appraiser used $24/SF retail rent and $800 1BR & $950 2BR apartment rent for proforma to arrive at $395,000 ($135 SF) Income Approach value estimate. Appraisal Market Approach used 6 sales comps ranging from $107.24/SF to $142.38/SF adjusted and concluded to $135/SF value estimate to arrive at $395,010 per Sales Approach. Appraisal concluded As Is value of $395,000 ($135/SF), that appeared reasonable at the time of the appraisal. Situs used the IRR viewpoint for Q1 2015 report for Los Angeles indicating a 6% cap rate for Class A Industrial, and 5.25% for Class B Multifamily. Situs reviewed the Q1 2015 Berkadia Los Angeles South Multi Family report. Florence had a 4.1% vacancy rate with a 3.8% rent increase. Q1 2015 Marcus & Millichap multifamily states Los Angeles outlook states rent growth will remain strong this year as operators lift rents ahead of the completion of new units. Effective rents are anticipated to climb 5.2% to $1,878/month, building on last year’s 6.4% rise. Q1 2015 CoStar Retail Report states South Bay vacancy at 3.4% with asking rents of $23.21/SF. Cap rates have been lower in 2014, averaging 6.00% compared to the same period in 2013 when they averaged 6.27%. Given the data, age of property, property use and area, Situs selected a cap rate of 8.75%, a slight improvement to the Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent which was consistent with the rent comps and data provided. Situs U/W estimated GPR at $49,800; applied a 6.0% vacancy factor and expenses at appraisal projections of $11,561 (24.7%) including reserves of $702 ($.24/SF) resulting in NOI of $35,251 capped at 8.75% equaling $402,869 ($137.69/SF) via the income approach. Sales comps per LoopNet ranged from $150.42/SF, $204.80/SF and $258.22/SF with cap rates between 5.125-7% for retail and multifamily for the market. Situs concludes a $400,000 value as reasonable based on the data reviewed.	$400,000	$5,000
32	1506750942	Balch Springs	TX	Auto Service	EBJ	5/12/2008	$410,000	As Is	Collateral consists of a three building commercial property with gross building area of approximately 8,055 SF built in 1950, 1970 and 2003. It is situated on a .661 acre site. The property is 100% occupied by Murray Paint & Body, Harold Auto Sales and Gto’s Alignment per Goggle search. There is onsite parking for approximately twenty-five automobiles. Subject is located in Balch Springs, TX which is in the southeast part of Dallas County. It is 6 miles southeast of Dallas’ CBD. The subject neighborhood is mainly comprised of older single family homes and multifamily homes off the primary roads and neighborhood retail and commercial uses along major thoroughfares. It was observed to be in poor to average condition based on internet descriptions and photos. Appraisal dated 5/12/2008 used a reasonable 10% cap rate, at that time, on $45,492 NOI developed rental income based on 3 rent comps adjusted to range between $7.20/SF to $8.78/SF based on NNN lease terms. Appraiser used $7.50/SF NNN rent to arrive at rounded $455,000 ($56.49 SF) Income Approach value estimate. Appraisal Market Approach used 6 sales comps ranging from $32.50/SF to $85.42/SF with an average of $49.77/SF concluded to $51/SF value at $410,000 per Sales Approach. Appraisal concluded As Is value of $410,000 ($51/SF), that appeared reasonable at the time of the appraisal. Situs used the IRR viewpoint for Q1 2015 report for Dallas indicating a 6% cap rate for Class A Industrial and 7% cap rate for Class a Retail. Situs reviewed the Q1 2015 CoStar Dallas Retail report for the Balch Springs submarket and its Outlook. Cap rates have been lower in 2014, averaging 8.05% compared to the same period in 2013 when they averaged 8.11%. The average asking rental rate is $12.60/SF with a 2.4% vacancy rate. Situs also reviewed the Q1 2015 CoStar Dallas Industrial report for the Balch Springs submarket and its Outlook. In 2014 Q4, 30 industrial transactions closed with a total volume of $404,702,315. The 30 buildings totaled 6,706,583 SF and the average price equated to $60.34 PSF. Cap rates have been higher in 2014, averaging 7.59%, compared to the 12 months of last year when they averaged 6.62%. The average asking rental rate is $7.46/SF with a 4.7% vacancy rate. LoopNet has current listings for auto repair shops in Balch Springs of $74.75/SF, $92.41/SF and $223.68/SF. LoopNet has recent sales for vehicle related auto repair shops in Balch Springs of $81.77/SF and $178.57/SF. Given the data, age and condition of property, property use and area, Situs selected a cap rate of 8.5%, an improvement with Appraisal, as realistic. Situs U/W developed Income Approach using appraisal estimate for market rent at $9/SF NNN which was consistent with the rent comps and data provided. Situs U/W estimated EGI at $68,870; with a 5% vacancy and loss collection factor and expenses of 4% mgmt. fee, $1,000 for accounting, $1,000 administration and reserves of $2,014 ($.25/SF) for a projection of $6,768 ($.84/SF with a NNN lease) resulting in NOI of $62,102 capped at 8.5% equaling $730,608 ($90.70/SF) via the income approach. Situs concludes a $604,125 ($75/SF) value as reasonable based on the data reviewed. This figure was reduced by $30,000 for unknown deferred maintenance to arrive at an As Is rounded value of $575,000.	$575,000	$165,000

VCC concluded $1,100,000 value estimate since they felt the Appraiser provided weak market analysis with only 2 relevant sales, and overlooked 12 relevant sales found by VCC which supports a market value no higher than $32/SF. VCC also felt that Appraiser overstated market rent and PGI relative to actual and market, expenses do not reflect the typical industrial market.